UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

One Sansome Street, 35th Floor

San Francisco, CA 94104

(Address of principal executive offices)    (Zip code)

Thomas M. Mistele, Esq.

One Sansome Street, 35th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2003

Date of reporting period: DECEMBER 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT TO STOCKHOLDERS.

The following are the December 31, 2003 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of four series: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on February 20, 2004

Stock Fund

Established 1965

39th Annual Report

December 31, 2003

2003

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

One Sansome Street

35th Floor

San Francisco, California

94104-4443

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of December 31, 2003, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

12/03 SF AR        Printed on recycled paper

To Our Shareholders

It was a good year for both the overall equity market and the Dodge & Cox Stock Fund—well beyond our expectations. The Fund had a total return of 32.4% for the year-ended December 31, 2003 compared to a 28.7% total return for the Standard & Poor’s 500 Index (S&P 500). Total returns for longer periods are listed on the following page. Regular readers of our quarterly letters may remember that we did not think double-digit returns were likely one year ago. Instead, the Fund had its third best return in the last twenty years. Conclusion: Forecasting the market on a short-term basis has a large error rate.

At year-end the Fund had total assets of $29.4 billion and a cash position of 9%. The share price of the Fund rose from $88.05 at the end of 2002 to $113.78 on December 31, 2003. In addition, during the year, the Fund distributed income dividends of $1.615 per share, short-term capital gain of $0.39 per share and long-term capital gain of $0.45 per share.

Deconstructing the Stock Fund’s

Long-Term Performance

When explaining past performance, we believe it helps to look at longer time periods than the last twelve months. Since the stock market moves independently of the calendar year, we will discuss the Fund’s annualized investment performance using three non-traditional time periods:

1)	The Rise of the “New Economy” Bubble—
12/31/1996 through 6/30/2000 (annualized)

Stock Fund	S&P 500
14.3%	23.1%

As you can see, for the 3½-year period ended June 30, 2000, the Fund’s results trailed the S&P 500. In 1997, 1998, 1999 and the first half of 2000, as stock market valuations rose to speculative levels, we sold or trimmed the few holdings the Fund had in the higher valuation areas of the S&P 500. During this period, most companies in the Technology, Media and Telecommunications sectors (the so-called “New Economy”) enjoyed extremely high valuations and drove the returns of the broad market. By the first half of 2000, the New Economy portion of the S&P 500 had reached stratospheric valuations, and the Fund had very little exposure in this broad area.

2)	The Bubble Deflates—
6/30/2000 through 6/30/2002 (annualized)

Stock Fund	S&P 500
13.0%	-16.4%

During the two years ended June 30, 2002, the air rapidly left the bubble, as New Economy and other highly valued stocks dropped dramatically in value while a number of the Fund’s “Old Economy” stocks (those stocks not in the Technology/ Media/ Telecommunication sectors) appreciated significantly from relatively modest valuations. While the overall market declined, these two quite different segments within the S&P 500 achieved dramatically different returns, and the Fund’s relative and absolute returns reflected our concentration in Old Economy stocks. The Fund’s shareholders were rewarded for their patience. Please note: This two-year period is the primary reason that the Fund’s trailing five-year return is currently so far ahead of the S&P 500—relative results that will not be repeated.

3)	The Past Eighteen Months—
6/30/2002 through 12/31/2003 (annualized)

Stock Fund	S&P 500
13.2%	10.0%

During the past year and a half, we have witnessed the re-inflation of the S&P 500’s valuation, the Fund has continued to outperform the S&P 500, though by a smaller margin than the prior period.

2003 Performance Review

The Fund’s performance relative to the S&P 500 for 2003 should be considered in this longer-term context. Following the collapse of the bubble we identified a number of companies in the Technology, Media and Telecommunications sectors with attractive valuations, given our positive long-term outlook for their potential growth in profits and cash flow. Thus, we entered 2003 with a greater number of investments in companies that provide various technology products and services and are well positioned for long-term growth, such as Avaya (up 428% in 2003) and Corning (up 215% in 2003). While stocks in every sector, except for Telecommunications Services, contributed positively to the Fund’s results in 2003, technology-related companies were the strongest contributors to the Fund’s performance. Only a handful of companies declined. Eastman Kodak, one of the stock market’s strongest performers in 2002, was the Fund’s worst performer (down 24%) in 2003. AT&T and Schering-Plough also detracted from the Fund’s return, each with declines of 19% for the year. Please refer to the Fund’s third quarter letter for more detail on our view of the latter two stocks.

Closing the Stock Fund to New Investors

Throughout 2003, investors increasingly purchased new shares in the Stock Fund. In the fourth quarter, cash flowing into the Stock Fund accelerated rapidly. We have been able to accommodate these increased cash inflows in an orderly way, and importantly, we remain confident of our ability to find attractive investments with the assets that have been entrusted to us. However, we believe that accelerating cash flow into the Fund could eventually lead us to a different conclusion. As a result of our prospective caution, we decided to attempt to slow the pace and volume of assets coming into the Fund by closing the Stock Fund to new shareholders effective January 16, 2004. Existing shareholders may add to their holdings, including those that invest in the Fund via a retirement plan (and our other Funds remain open). If you have questions, please visit our web site at www.dodgeandcox.com.

Expected Returns

At the risk of looking like a stopped clock, we want to reiterate our caution about future equity returns. Over the next few years, we believe that there is a high probability

1 / Dodge & Cox Stock Fund

Dodge & Cox Stock Fund / 2

that total returns will be significantly lower (and possibly negative) than the past 20 years (13% annualized for the S&P 500). The S&P 500 is selling well above the average price-to-earnings ratio (P/E) in the postwar period, and net margins (a measure of profitability) are at historically high levels. The market is anticipating sustained economic growth in the U.S. At the same time, many economies outside the United States may be in the early stages of surprisingly strong economic expansion in terms of length and magnitude. In spite of these prospects for worldwide economic growth, these historically high valuations give us pause. A sign of our caution is that the Fund’s cash position is historically high at 9%.

Our Fundamental Approach

We continue to invest the Fund today as we always have. Dodge & Cox manages your money out of a single location in San Francisco. We operate as a team and value proximity when we discuss what investment decisions to make in the Fund. Thirty-two people are directly involved in the equity decisions, analysis and trading. Today, Dodge & Cox is a major owner of many companies in which the Fund is invested. Our equity staff concentrates on understanding the long-term economic prospects of the companies we own. We have a strong price discipline and usually buy lower valuation, less popular companies which we believe have attractive long-term profit and cash-flow prospects. The Fund’s turnover is low, typically less than 20% per year, and was only 8% in 2003. In future quarterly letters, we will continue to describe specific investments, as we have in the past. You may also review past shareholder letters at the Dodge & Cox Funds’ website, www.dodgeandcox.com.

In Closing

To our long-term shareholders, we thank you for sticking with us through some periods (the late 1990’s) when we didn’t look that swift. To new shareholders who have joined us in 2003 and as late as January 16, 2004, we welcome you aboard. As we said at the start of this letter, twelve months ago thoughts of appreciation in excess of 30% for 2003 were non-existent. The global economic world will continue to unfold in unforeseen ways. In this environment of continual change, our team at Dodge & Cox will do our best to uncover attractive investment values for the shareholders of the Dodge & Cox Stock Fund.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

February 4, 2004

Ten Years of Investment Performance

through December 31, 2003 (in thousands)

Average annual total return for periods ended December 31, 2003

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Stock Fund	32.35%	12.60%	15.43%	15.42%
S&P 500	28.67	(0.56)	11.07	12.98

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Dodge & Cox Stock Fund / 2

Fund Information	December 31, 2003

General Information

Net Asset Value Per Share	$113.78
Total Net Assets (millions)	$29,437
30-Day SEC Yield[1]	1.26%
2003 Expense Ratio	0.54%
2003 Portfolio Turnover	8%
Fund Inception Date	1965

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 23 years.

Asset Allocation

Stock Characteristics	Fund	S&P 500

Number of Stocks	82	500
Median Market Capitalization (billions)	$12	$9
Weighted-Average Market Cap. (billions)	$28	$90
Price-to-Earnings Ratio[2]	16x	18x
Price-to-Book Value	2.0x	3.2x
Foreign Stocks[3] (% of Fund)	12.3%	0.0%

Ten Largest Holdings

AT&T	2.9%
Hewlett-Packard	2.7
Dow Chemical	2.4
Bank One	2.4
Schering-Plough	2.3
HCA—The Healthcare Company	2.2
Sony ADR (Japan)	2.2
News Corp. Ltd., Pref. ADR (Australia)	2.2
Comcast	2.2
Electronic Data Systems	2.0

Sector Diversification	Fund	S&P 500

Consumer Discretionary	19.2%	10.9%
Financials	16.8	20.8
Information Technology	12.1	17.9
Health Care	10.0	13.5
Materials	9.7	3.0
Energy	8.3	5.9
Industrials	5.1	10.6
Telecommunication Services	4.8	3.5
Utilities	2.6	2.9
Consumer Staples	2.3	11.0

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s Price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items. The S&P 500’s P/E ratio is calculated by Standard & Poor’s and uses an aggregated estimate of forward earnings.
[3]	All U.S. dollar-denominated.

3 / Dodge & Cox Stock Fund

Portfolio of Investments

December 31, 2003

COMMON STOCKS: 88.7%

SHARES		MARKET VALUE

CONSUMER DISCRETIONARY: 17.0%
CONSUMER DURABLES & APPAREL: 5.6%
18,791,100	Sony Corp. ADR(b) (Japan)	$651,487,437
26,879,500	Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	374,700,230
3,291,350	Whirlpool Corp.	239,116,577
9,060,700	Eastman Kodak Co.	232,588,169
3,513,700	VF Corp.	151,932,388

		1,649,824,801
MEDIA: 3.5%
19,588,892	Comcast Corp.(a)	643,886,880
20,625,500	Time Warner Inc.(a)	371,052,745

		1,014,939,625
RETAILING: 3.3%
16,320,900	May Department Stores Co.	474,448,563
8,995,700	Gap, Inc.	208,790,197
6,061,700	Nordstrom, Inc.	207,916,310
5,190,700	Dillard’s, Inc. Class A	85,438,922

		976,593,992
HOTELS, RESTAURANTS & LEISURE: 2.4%
22,863,700	McDonald’s Corp.	567,705,671
15,160,421	InterContinental Hotels Group PLC ADR(b) (United Kingdom)	145,085,229

		712,790,900
AUTOMOBILES & COMPONENTS: 1.2%
30,557,032	Delphi Automotive Systems Corp.	311,987,297
2,097,960	Ford Motor Co.	33,567,360
130,200	Honda Motor Co. Ltd. ADR(b) (Japan)	2,929,500

		348,484,157
TRADING COMPANIES & DISTRIBUTORS: 1.0%
8,976,800	Genuine Parts Co.	298,029,760

		5,000,663,235
FINANCIALS: 16.8%
BANKS: 5.9%
15,314,550	Bank One Corp.	698,190,334
4,461,350	Golden West Financial Corp.	460,366,707
7,430,600	Wachovia Corp.	346,191,654
4,223,700	Wells Fargo & Co.	248,733,693

		1,753,482,388
INSURANCE: 5.1%
7,819,800	Loews Corp.	386,689,110
9,299,650	St. Paul Companies, Inc.	368,731,122
3,852,050	Chubb Corp.	262,324,605
4,537,800	Torchmark Corp.	206,651,412
11,779,900	UNUMProvident Corp.	185,769,023
1,572,400	MBIA, Inc.	93,133,252

		1,503,298,524
DIVERSIFIED FINANCIALS: 3.0%
7,567,500	Capital One Financial Corp.	463,812,075
11,320,000	CIT Group, Inc.	406,954,000

		870,766,075

SHARES		MARKET VALUE

REAL ESTATE: 2.8%
18,569,200	Equity Office Properties Trust	$532,007,580
10,017,600	Equity Residential Properties Trust	295,619,376

		827,626,956

		4,955,173,943
INFORMATION TECHNOLOGY: 12.1%
TECHNOLOGY HARDWARE & EQUIPMENT: 8.4%
34,327,289	Hewlett-Packard Co.	788,497,828
41,985,600	Xerox Corp.(a)	579,401,280
22,487,000	Motorola, Inc.	316,392,090
5,819,800	NCR Corp.(a)	225,808,240
7,451,500	Thermo Electron Corp.(a)	187,777,800
13,685,200	Avaya, Inc.(a)	177,086,488
6,000,100	Storage Technology Corp.(a)	154,502,575
4,276,050	Corning, Inc.(a)	44,599,202

		2,474,065,503
SOFTWARE & SERVICES: 3.7%
24,105,200	Electronic Data Systems	591,541,608
7,718,300	Computer Sciences Corp.(a)	341,380,409
19,401,100	Compuware Corp.(a)	117,182,644
2,518,500	BMC Software, Inc.(a)	46,970,025

		1,097,074,686

		3,571,140,189
HEALTH CARE: 10.0%
PHARMACEUTICALS & BIOTECHNOLOGY: 4.8%
39,249,100	Schering-Plough Corp.	682,541,849
7,462,165	Pfizer Inc.	263,638,289
8,963,650	Bristol-Myers Squibb Co.	256,360,390
4,550,400	Wyeth	193,164,480

		1,395,705,008
HEALTH CARE EQUIPMENT & SERVICES: 3.9%
15,210,800	HCA—The Healthcare Company	653,455,968
3,366,650	WellPoint Health Networks, Inc.(a)	326,531,384
4,234,150	Becton, Dickinson & Co.	174,192,931

		1,154,180,283
HEALTH CARE PROVIDERS & SERVICES: 1.3%
6,269,800	Cardinal Health, Inc.	383,460,968

		2,933,346,259
MATERIALS: 9.7%
CHEMICALS: 7.0%
17,343,614	Dow Chemical Co.	720,974,034
13,562,223	Akzo Nobel N.V. ADR(b) (Netherlands)	518,076,919
6,802,700	Rohm and Haas Co.	290,543,317
5,682,700	Engelhard Corp.	170,196,865
12,288,400	Syngenta A.G. ADR(b) (Switzerland)	165,647,632
5,756,770	NOVA Chemicals Corp.(b) (Canada)	155,144,951
932,300	Lubrizol Corp.	30,318,396

		2,050,902,114

See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund / 4

Portfolio of Investments

December 31, 2003

COMMON STOCKS (continued)

SHARES		MARKET VALUE

METALS AND MINING: 2.1%
2,895,131	Rio Tinto PLC ADR(b) (United Kingdom)	$322,257,032
7,832,500	Alcoa, Inc.	297,635,000

		619,892,032
PAPER AND FOREST PRODUCTS: 0.6%
4,454,900	International Paper Co.	192,050,739

		2,862,844,885
ENERGY: 8.3%
6,050,714	ChevronTexaco Corp.	522,721,182
13,155,700	Unocal Corp.	484,524,431
6,475,300	ConocoPhillips	424,585,421
9,523,200	Occidental Petroleum Corp.	402,259,968
9,746,750	Baker Hughes, Inc.	313,455,480
5,639,100	Amerada Hess Corp.	299,830,947

		2,447,377,429
INDUSTRIALS: 5.1%
TRANSPORTATION: 2.6%
5,744,050	Union Pacific Corp.	399,096,594
5,315,800	FedEx Corp.	358,816,500

		757,913,094
CAPITAL GOODS: 1.4%
8,239,000	Masco Corp.	225,830,990
4,386,550	Fluor Corp.	173,882,842

		399,713,832
COMMERCIAL SERVICES & SUPPLIES: 1.1%
4,275,900	Pitney Bowes, Inc.	173,687,058
5,270,900	R.R. Donnelley & Sons Co.	158,917,635

		332,604,693

		1,490,231,619
TELECOMMUNICATION SERVICES: 4.8%
41,562,080	AT&T Corp.	843,710,224
70,811,700	AT&T Wireless Services, Inc.(a)	565,785,483

		1,409,495,707
UTILITIES: 2.6%
16,451,000	Duke Energy Corp.	336,422,950
6,501,410	American Electric Power Co., Inc.	198,358,019
4,200,300	Scottish Power PLC ADR(b) (United Kingdom)	114,164,154
4,537,500	TXU Corp.	107,629,500

		756,574,623
CONSUMER STAPLES: 2.3%
FOOD, BEVERAGE AND TOBACCO: 2.3%
7,978,700	Unilever N.V.(b) (Netherlands)	517,817,630
10,272,666	Archer Daniels Midland Co.	156,349,977

		674,167,607

Total Common Stocks (cost $21,074,673,853)		26,101,015,496

PREFERRED STOCKS: 2.2%

SHARES		MARKET VALUE

CONSUMER DISCRETIONARY: 2.2%
MEDIA: 2.2%
21,419,869	News Corp. Ltd., Preferred Limited Voting Ordinary Shares ADR(b) (Australia)	$647,951,037

Total Preferred Stocks (cost $505,389,183)		647,951,037

SHORT-TERM INVESTMENTS: 9.3%

PAR VALUE
$145,696,463	SSgA Prime Money Market Fund	145,696,463
1,240,153,000	State Street Repurchase Agreement, 0.65%, 1/2/04 (collateralized by U.S. Treasury securities, value $1,265,028,227)	1,240,153,000
275,000,000	U.S. Treasury Bills, 1/29/04	274,791,555
375,000,000	U.S. Treasury Bills, 3/18/04	374,279,461
100,000,000	U.S. Treasury Bills, 4/15/04	99,709,792
100,000,000	U.S. Treasury Bills, 5/13/04	99,619,472
200,000,000	U.S. Treasury Bills, 6/17/04	199,104,000
200,000,000	U.S. Treasury Bills, 6/24/04	199,046,667
100,000,000	U.S. Treasury Bills, 10/3/04	99,555,231

Total Short-Term Investments (cost $2,731,955,641)		2,731,955,641

TOTAL INVESTMENTS (cost $24,312,018,677)	100.2%	29,480,922,174
OTHER ASSETS LESS LIABILITIES	(0.2)	(43,699,382)

TOTAL NET ASSETS	100.0%	$29,437,222,792

(a)	Non-income producing
(b)	Foreign securities denominated in U.S. dollars

5 / Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investments, at market value (identified cost $24,312,018,677)	$29,480,922,174
Cash	471
Receivable for investments sold	47,246,165
Receivable for Fund shares sold	205,093,675
Dividends and interest receivable	47,280,553
Prepaid expenses and other assets	170,657

29,780,713,695

Liabilities:
Payable for investments purchased	264,214,552
Payable for Fund shares redeemed	65,409,344
Management fees payable	11,892,980
Accounts payable	1,974,027

343,490,903

Net Assets	$29,437,222,792

Net Assets Consist of:
Paid in capital	$24,167,632,047
Accumulated undistributed net investment income	3,126,324
Accumulated undistributed net realized gain on investments	97,560,924
Net unrealized appreciation on investments	5,168,903,497

$29,437,222,792

Beneficial shares outstanding (par value $0.01 each, unlimited shares authorized)	258,717,216
Net asset value per share	$113.78
Statement of Operations

Year Ended December 31, 2003
Investment Income:
Dividends (net of foreign taxes of $6,172,060)	$434,184,308
Interest	11,631,610

445,815,918

Expenses:
Management fees (Note 2)	98,932,648
Custodian and fund accounting fees	437,579
Transfer agent fees	4,295,151
Professional fees	70,156
Shareholder reports	936,625
Registration fees	1,221,375
Trustees’ fees (Note 2)	28,500
Miscellaneous	193,692

106,115,726

Net Investment Income	339,700,192

Realized and Unrealized Gain on Investments:
Net realized gain on investments	330,946,926
Net unrealized appreciation on investments	5,488,029,040

Net realized and unrealized gain on investments	5,818,975,966

Net Increase in Net Assets from Operations	$6,158,676,158

Statement of Changes in Net Assets

	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$339,700,192	$206,585,411
Net realized gain	330,946,926	51,787,359
Net unrealized appreciation (depreciation)	5,488,029,040	(1,656,918,442)

Net increase (decrease) in net assets from operations	6,158,676,158	(1,398,545,672)

Distributions to Shareholders from:
Net investment income	(340,525,138)	(202,634,141)
Net realized gain	(214,176,406)	(62,051,773)

Total distributions	(554,701,544)	(264,685,914)

Beneficial Share Transactions:
Amounts received from sale of shares	12,166,924,022	8,428,967,757

Net asset value of shares issued in reinvestment of distributions	505,674,193	245,780,303

Amounts paid for shares redeemed	(2,875,628,981)	(2,371,299,692)

Net increase from beneficial share transactions	9,796,969,234	6,303,448,368

Total increase in net assets	15,400,943,848	4,640,216,782

Net Assets:
Beginning of year	14,036,278,944	9,396,062,162

End of year (including undistributed net investment income of $3,126,324 and $3,951,270, respectively)	$29,437,222,792	$14,036,278,944

Shares sold	124,244,324	89,158,684
Shares issued in reinvestment of distributions	4,855,626	2,705,514
Shares redeemed	(29,796,487)	(25,931,055)

Net increase in shares outstanding	99,303,463	65,933,143

See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund / 6

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Stock Fund (the “Fund”) is a separate series of Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective after January 16, 2004, the Fund is closed to new investors. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at market, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the components of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a series. Expenses which cannot be directly attributed are apportioned among all of the series in the Trust.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. Permanent differences are reclassified among capital

7 / Dodge & Cox Stock Fund

Notes to Financial Statements (continued)

accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or the results of operations.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net asset value to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net asset value for the year.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid during the years ended December 31, 2003 and 2002 were characterized as follows for federal tax purposes:

	2003	2002
Ordinary income	$440,163,145	$203,493,681
	($2.01 per share)	($1.52 per share)
Long-term capital gain	$114,538,399	$61,192,233
	($0.45 per share)	($0.41 per share)

At December 31, 2003, the tax basis components of accumulated undistributed income and net realized gain include $3,372,688 of ordinary income and $97,314,560 of long-term capital gain. In 2003, the Fund recognized net capital gain of $15,198,741 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and does not need to be distributed to shareholders. At December 31, 2003, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $5,168,903,497, of which $5,594,743,037 represented appreciated securities and $425,839,540 represented depreciated securities.

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $9,128,392,123 and $1,443,104,975, respectively.

Dodge & Cox Stock Fund / 8

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)			Year Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$ 88.05	$100.51	$ 96.67	$100.52	$ 90.70
Income from investment operations:
Net investment income	1.60	1.53	1.72	2.06	1.49
Net realized and unrealized gain (loss)	26.59	(12.06)	7.05	13.28	16.51

Total from investment operations	28.19	(10.53)	8.77	15.34	18.00

Distributions to shareholders from:
Net investment income	(1.62)	(1.51)	(1.73)	(2.09)	(1.48)
Net realized gain	(0.84)	(0.42)	(3.20)	(17.10)	(6.70)

Total distributions	(2.46)	(1.93)	(4.93)	(19.19)	(8.18)

Net asset value, end of year	$113.78	$88.05	$100.51	$ 96.67	$100.52

Total return	32.35%	(10.52)%	9.33%	16.30%	20.20%

Ratios/supplemental data:
Net assets, end of year (millions)	$29,437	$14,036	$9,396	$5,728	$4,625
Ratio of expenses to average net assets	.54%	.54%	.54%	.54%	.55%
Ratio of net investment income to average net assets	1.72%	1.74%	1.80%	2.13%	1.46%
Portfolio turnover rate	8%	13%	10%	32%	18%

9 / Dodge & Cox Stock Fund

Report of Independent Auditors

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 4, 2004

Special 2003 Tax Information (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $114,538,399 of its distributions paid to shareholders in 2003 as capital gain dividends (treated for federal income tax purposes in the hands of shareholders as long-term capital gain taxable at a maximum rate of 15%).

The Fund designates $377,397,662 of its distributions paid to shareholders in 2003 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 75% of its ordinary dividends (including short-term gains) paid to shareholders in 2003 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

Dodge & Cox Stock Fund / 10

Dodge & Cox Funds—Officer & Trustee Information (unaudited)

Name (Age) and Address*	Position with Trust (Time Served)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees

Interested Trustees & Officers

Harry R. Hagey (62)	Chairman and Trustee (Trustee since 1975)	Chairman, Chief Executive Officer and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

John A. Gunn (60)	President and Trustee (Trustee since 1985)	President, Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee, Fixed Income Strategy Committee, and International Investment Policy Committee	—

Dana M. Emery (42)	Vice President and Trustee (Trustee since 1993)	Senior Vice President and Director of Dodge & Cox, Manager—Fixed Income, and member of Investment Policy Committee and Fixed Income Strategy Committee	—

A. Horton Shapiro (64)	Executive Vice President (Officer since 1985)	Senior Vice President and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee and Fixed Income Strategy Committee	—

Katherine Herrick Drake (49)	Vice President (Officer since 1993)	Vice President of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

Kenneth E. Olivier (51)	Vice President (Officer since 1992)	Executive Vice President (since 2002) and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

John M. Loll (37)	Treasurer and Assistant Secretary (Officer since 2000)	Vice President and Treasurer (since 2000) of Dodge & Cox; prior to 2000, Fund Administration and Accounting Manager, Dodge & Cox	—

Thomas M. Mistele (50)	Secretary and Assistant Treasurer (Officer since 2000)	Vice President, Secretary and General Counsel of Dodge & Cox	—

Independent Trustees

William F. Ausfahl (63)	Trustee (Since: 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—

L. Dale Crandall (62)	Trustee (Since: 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Executive Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed healthcare) (2004-Present)

Thomas A. Larsen (54)	Trustee (Since: 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—

Will C. Wood (64)	Trustee (Since: 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present); Director, Dover Investment Corp. (real estate development) (1992-Present)

*	The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

International

Stock Fund

Established 2001

3rd Annual Report

December 31, 2003

2003

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

One Sansome Street

35th Floor

San Francisco, California

94104-4443

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of December 31, 2003, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

12/03 ISF AR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 49.4%* for the year-ended December 31, 2003, compared to a total return of 38.6% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. Since its inception on May 1, 2001, the Fund’s total annualized return was 7.3%* compared to -0.3% for the MSCI EAFE.

At the year-end the Fund had total assets of $655 million and a cash position of 9%, reflecting strong cash inflows at the end of December. The share price of the Fund rose from $15.81 at the end of 2002 to $23.48 on December 31, 2003. In addition, during the year, the Fund distributed income dividends of $0.14 per share.

Performance Review

Most of the world’s equity markets continued their upward move in the fourth quarter, culminating in the strongest year for the MSCI EAFE in U.S. dollar terms since 1986. The decline of the U.S. dollar was a meaningful contributor to these results (all else being equal, when the dollar declines, foreign securities increase in value in dollar terms), as the MSCI EAFE was up only 20% in local currency terms. Key factors in the International Stock Fund’s 2003 results were:

•	The Fund’s investments in Latin America, which averaged about 10% of the portfolio during the year, were collectively up 154%, contributing to strong absolute and relative returns.
•	The Fund’s investments in the Insurance sector outperformed those in the MSCI EAFE. Examples include: Euler Hermes, a French-based credit insurer (up 114% in 2003); and Promina, an Australian property/casualty insurer (up 94% from its Initial Public Offering out of Royal Sun Alliance in May).
•	Individual holdings such as Alstom and Hagemeyer, which were sold during the year, were down significantly and hurt results.

Persistence—The Flip Side

We have talked about our persistence as a long-term investor and why we believe it contributes to the Fund’s long-term investment results. A key element of persistence is the ability to ignore past price performance in evaluating potential future investment merits of a company. It is devilishly difficult to do because of the natural human tendency to over-weight recent experience and extrapolate into the future based on that experience.

A recent example where we believe legitimate short-term concerns allowed for a successful long-term investment was in the aerospace industry. Worries about the state of the airline industry in light of possible bankruptcies of major carriers contributed to the precipitous decline of aircraft engine-maker Rolls Royce’s share price in the first quarter of 2003. During this period, we added to the Fund’s existing position in Rolls Royce. What enabled us to be persistent investors was our conviction based on our research. We continued to invest in Rolls Royce because we believed in the company’s ability to finance its business through a protracted downturn; its strong market position in an industry critical to future global economic growth; and a very low valuation on depressed earnings. In this instance, persistence was rewarded as evidenced by a significant rise in Rolls Royce’s share price during the year.

That said, persistence is not always rewarded. Sometimes, the potential investment risks materialize in the short term and undermine the potential longer-term rewards. We have made a few investments in the Fund—Alstom and Hagemeyer are examples—where this was the case. A common element of these two very different companies was a weakening balance sheet that left each company with few degrees of freedom with which to weather problems. Thus, faced with prolonged downturns in key end markets, as other operating issues materialized, significant dilution to existing shareowners was required to repair the capital structure and enable the company to address problems. We made the decision to sell both Alstom and Hagemeyer in 2003 after the erosion of the companies’ fundamentals and stock prices. Fortunately, these were only two of over 50 positions in the Fund, highlighting the benefits of a diversified portfolio.

Strategy and Outlook

While we continue to find attractive investment ideas, valuations have risen meaningfully and the likelihood of the very high returns the Fund produced in 2003 continuing is remote. Since the Fund’s inception, returns have been (and will likely remain) highly volatile. The International Fund’s 7.3% average annualized return since its inception on May 1, 2001 includes a -7.1% return for the eight

1 / Dodge & Cox International Stock Fund

months (5/1 through 12/31) of 2001, a -13.1% return for 2002, followed by the 49.4% return for 2003.

As we take a step back and examine common threads where we are investing on a bottom-up basis, we see opportunities in companies serving the consumer in the developing world. Over the past decade, the U.S. economy was the engine of global economic growth, fueled by the American consumer. We believe that the stage has been set for the consumer outside of the U.S., and especially the consumer in the developing world, to become a bigger factor in global economic growth in the future. We are finding attractive investments in companies that serve the consumer in the developing world in areas such as personal credit (Kookmin Bank based in South Korea, and Standard Chartered Bank based in the United Kingdom), personal transportation (car and motorcycle-makers Honda and Suzuki based in Japan), home ownership (home-builder Consorcio Ara based in Mexico), consumer goods (food companies Nestle and Unilever based in Europe) and communications services (telephone company KT Corp. based in South Korea).

In Closing

Thank you for the continued confidence you have placed in our firm as a shareholder of the International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

February 4, 2004

Investment Performance

Total return for periods ended December 31, 2003

	1 Year	Since Inception (5/1/01)

Dodge & Cox International Stock Fund*	49.42%	7.28%
MSCI EAFE	38.57	(0.32)

Past	performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

* Expense	reimbursements have been in effect for the International Stock Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower.

The	Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of International Investing: Foreign investing, especially in developing countries,

has special risks such as currency and market volatility and political and social instability.

These and other risk considerations are

discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Information	December 31, 2003

General Information

Net Asset Value Per Share	$23.48
Total Net Assets (millions)	$655
30-Day SEC Yield[1]	1.07%
2003 Expense Ratio[2]	0.82%
2003 Turnover Ratio	11%
Fund Inception Date	May 1, 2001

Investment Manager:  Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 17 years.

Asset Allocation

Stock Characteristics	Fund	MSCI EAFE

Number of Stocks	54	1,005

Median Market Capitalization (billions)	$7	$3

Weighted Average Market Cap. (billions)	$22	$42

Price-to-Earnings Ratio[3]	14x	18x

Price-to-Book Value	1.6x	2.0x

Ten Largest Holdings

Sony ADR (Japan)	3.6%
KT Corp. ADR (South Korea)	3.6
News Corp. Ltd., Pref. (Australia)	3.2
Akzo Nobel (Netherlands)	3.0
Electrolux (Sweden)	2.7
Imperial Chemical Industries (United Kingdom)	2.7
BASF (Germany)	2.7
Total (France)	2.6
Aderans (Japan)	2.6
Nestle (Switzerland)	2.6

Region Diversification	Fund	MSCI EAFE

Europe (excluding United Kingdom)	34.8%	45.1%

Japan	22.7	21.4

Pacific (excluding Japan)	11.0	7.7

United Kingdom	9.5	25.8

Latin America	8.7	0.0

Canada	2.7	0.0

Africa	1.6	0.0

Sector Diversification	Fund	MSCI EAFE

Consumer Discretionary	22.7%	12.7%
Materials	17.9	6.8
Financials	17.7	26.5
Consumer Staples	9.0	8.5
Energy	6.2	8.3
Information Technology	4.6	6.8
Industrials	4.4	8.9
Telecommunication Services	3.6	7.8
Utilities	2.9	4.7
Health Care	2.0	9.0

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	For the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days prior written notice for termination by either party. Without reimbursement, the expense ratio for the year ended December 31, 2003 would have been 0.84%.
[3]	Price-to-earnings ratio is calculated using fiscal year-end earnings and excludes extraordinary items.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments

December 31, 2003

COMMON STOCKS: 81.3%

SHARES		MARKET VALUE

CONSUMER DISCRETIONARY: 19.5%
CONSUMER DURABLES & APPAREL: 10.3%
674,500	Sony Corp. ADR(b) (Japan)	$23,384,915
817,700	Electrolux A.B. (Sweden)	17,952,449
789,500	Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	11,005,630
3,100,000	Consorcio Ara S.A.(a) (Mexico)	7,701,692
766,000	Makita Corp. (Japan)	7,652,868

		67,697,554
AUTOMOBILES & COMPONENTS: 5.7%
718,200	Honda Motor Co. Ltd. ADR(b) (Japan)	16,159,500
753,000	Suzuki Motor Corp. (Japan)	11,119,721
1,280,700	Fiat SPA ADR(a, b) (Italy)	9,912,618

		37,191,839
HOTELS, RESTAURANTS & LEISURE: 2.6%
552,400	H.I.S. Co., Ltd. (Japan)	11,469,758
600,677	InterContinental Hotels Group PLC (United Kingdom)	5,673,574

		17,143,332
MEDIA: 0.9%
125,600	Reuters Group PLC ADR(b) (United Kingdom)	3,187,728
2,300	Sky Perfect Communications, Inc.(a) (Japan)	2,698,324

		5,886,052

		127,918,777
MATERIALS: 17.9%
CHEMICALS: 15.1%
506,100	Akzo Nobel N.V. (Netherlands)	19,483,776
5,028,000	Imperial Chemical Industries PLC (United Kingdom)	17,865,220
312,400	BASF A.G. (Germany)	17,521,305
28,100	Givaudan (Switzerland)	14,545,029
805,500	Syngenta A.G. ADR(b) (Switzerland)	10,858,140
376,200	NOVA Chemicals Corp. (Canada)	10,176,830
717,200	Kemira OYJ (Finland)	8,301,250

		98,751,550
CONSTRUCTION MATERIALS: 1.6%
121,000	Lafarge (France)	10,747,450

METALS AND MINING: 1.2%
460,078	BHP Billiton Ltd. (Australia)	4,218,321
134,400	Rio Tinto PLC (United Kingdom)	3,702,757

		7,921,078

		117,420,078
FINANCIALS: 15.5%
BANKS: 14.0%
442,900	Kookmin Bank ADR(b) (South Korea)	16,759,336
1,975,200	Mitsubishi Tokyo Financial Group, Inc. ADR(b) (Japan)	15,465,816
1,269,200	Banco Santander Central Hispano (Spain)	14,993,776
593,900	Danske Bank (Denmark)	13,896,212
576,422	Banco Latinoamericano de Exportaciones ADR(a, b) (Panama)	11,084,595

SHARES		MARKET VALUE

1,750,000	Standard Bank Group, Ltd. (South Africa)	$10,279,610
365,000	Standard Chartered PLC (United Kingdom)	6,012,004
392,000	DBS Group Holdings Ltd. (Singapore)	3,393,440

		91,884,789
DIVERSIFIED FINANCIALS: 0.9%
123,230	Euler & Hermes (France)	5,906,861

INSURANCE: 0.6%
1,500,000	Promina Group (Australia)	3,700,578

		101,492,228
CONSUMER STAPLES: 9.0%
FOOD, BEVERAGE AND TOBACCO: 6.4%
68,500	Nestle S.A. (Switzerland)	17,065,629
207,900	Unilever N.V.(b) (Netherlands)	13,492,710
1,617,000	Kikkoman Corp. (Japan)	11,472,570

		42,030,909
PERSONAL PRODUCTS: 2.6%
1,070,000	Aderans Co. (Japan)	17,225,605

		59,256,514
INFORMATION TECHNOLOGY: 4.6%
TECHNOLOGY HARDWARE & EQUIPMENT: 4.6%
250,000	Seiko Epson Corp. (Japan)	11,638,734
711,971	Oce N.V. (Netherlands)	10,883,133
1,725,000	Nortel Networks Corp.(a, b) (Canada)	7,296,750

		29,818,617
INDUSTRIALS: 4.4%
CAPITAL GOODS: 3.0%
5,130,200	Kidde PLC (United Kingdom)	9,755,374
22,445	Sulzer A.G. (Switzerland)	6,026,111
255,020	CNH Global N.V.(b) (Netherlands)	4,233,332

		20,014,817
AEROSPACE & DEFENSE: 1.4%
2,826,400	Rolls-Royce Group PLC (United Kingdom)	8,944,991

		28,959,808
ENERGY: 4.3%
93,500	Total (France)	17,339,017
90,400	Norsk Hydro A.S.A. ADR(b) (Norway)	5,586,720
2,238,900	Stolt Offshore S.A. ADR(a, b) (Norway)	5,395,749

		28,321,486
TELECOMMUNICATION SERVICES: 3.6%
1,223,000	KT Corp. ADR(b) (South Korea)	23,322,610

HEALTH CARE: 1.4%
HEALTH CARE EQUIPMENT & SERVICES: 1.4%
954,700	Kuraya Sanseido (Japan)	9,315,881

UTILITIES: 1.1%
260,600	Scottish Power PLC ADR(b) (United Kingdom)	7,083,108

Total Common Stocks (cost $445,792,930)		532,909,107

See accompanying Notes to Financial Statements	Dodge & Cox International Stock Fund / 4

Portfolio of Investments

December 31, 2003

PREFERRED STOCKS: 9.7%

SHARES		MARKET VALUE

CONSUMER DISCRETIONARY: 3.2%
MEDIA: 3.2%
2,781,174	News Corp. Ltd., Preferred Limited Voting Ordinary Shares (Australia)	$20,918,601
FINANCIALS: 2.2%
BANKS: 2.2%
571,500	Uniao de Bancos Brasileiros Sponsored GDR(b) (Brazil)	14,258,925
ENERGY: 1.9%
463,700	Petroleo Brasileiro S.A. ADR(b) (Brazil)	12,362,242

UTILITIES: 1.8%
932,900	Ultrapar Participacoes S.A. ADR(b) (Brazil)	11,885,146

HEALTH CARE: 0.6%
69,939	Fresenius Medical Care (Germany)	3,515,212

Total Preferred Stocks (cost $49,655,745)		62,940,126
SHORT-TERM INVESTMENTS: 11.9%

PAR VALUE
$3,147,071	SSgA Prime Money Market Fund	3,147,071
74,929,000	State Street Repurchase Agreement, 0.65%, 1/2/04 (collateralized by U.S. Treasury securities, value $76,433,347)	74,929,000

Total Short-Term Investments (cost $78,076,071)	78,076,071

TOTAL INVESTMENTS (cost $573,524,746)	102.9%	673,925,304
OTHER ASSETS LESS LIABILITIES	(2.9)	(19,031,372)

TOTAL NET ASSETS	100.0%	$654,893,932

(a)	Non-income producing
(b)	Securities denominated in U.S. dollars

5 / Dodge & Cox International Stock Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investments, at market value (identified cost $573,524,746)	$673,925,304
Cash denominated in foreign currency (identified cost $1,379,139)	1,396,555
Receivable for Fund shares sold	12,138,006
Dividends and interest receivable	1,203,134
Prepaid expenses and other assets	6,409

688,669,408

Liabilities:
Payable for investments purchased	33,126,502
Payable for Fund shares redeemed	200,377
Management fees payable	289,525
Accounts payable	159,072

33,775,476

Net Assets	$654,893,932

Net Assets Consist of:
Paid in capital	$561,820,180
Accumulated undistributed net investment income	—
Accumulated undistributed net realized loss on investments and foreign currency transactions	(7,344,222)
Net unrealized appreciation on investments and foreign currency	100,417,974

$654,893,932

Beneficial shares outstanding (par value $0.01 each, unlimited shares authorized)	27,895,363
Net asset value per share	$23.48

Statement of Operations

Year Ended December 31, 2003
Investment Income:
Dividends (net of foreign taxes of $593,744)	$5,404,747
Interest	139,683

5,544,430

Expenses:
Management fees (Note 2)	1,418,414
Custodian and fund accounting fees	132,577
Transfer agent fees	136,279
Professional fees	69,687
Shareholder reports	56,195
Registration fees	135,477
Trustees’ fees (Note 2)	28,500
Miscellaneous	1,761

Total expenses	1,978,890

Expenses reimbursed by investment manager (Note 2)	(45,752)

Net expenses	1,933,138

Net Investment Income	3,611,292

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss from:
Investments	(5,780,665)
Foreign currency transactions	(139,082)
Net unrealized appreciation on investments and foreign currency	118,219,534

Net realized and unrealized gain on investments and foreign currency	112,299,787

Net Increase in Net Assets from Operations	$115,911,079

Statement of Changes in Net Assets

	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$3,611,292	$1,034,768
Net realized loss	(5,919,747)	(1,069,095)
Net unrealized appreciation (depreciation)	118,219,534	(16,951,890)

Net increase (decrease) in net assets from operations	115,911,079	(16,986,217)

Distributions to Shareholders From:
Net investment income	(3,707,922)	(1,025,549)
Net realized gain	(22,032)	(376,593)

Total distributions	(3,729,954)	(1,402,142)

Beneficial Share Transactions:
Amounts received from sale of shares	505,237,353	174,721,935
Net asset value of shares issued in reinvestment of distributions	3,479,385	1,238,324
Amounts paid for shares redeemed	(82,943,027)	(65,837,104)

Net increase from beneficial share transactions	425,773,711	110,123,155

Total increase in net assets	537,954,836	91,734,796

Net Assets:
Beginning of year	116,939,096	25,204,300

End of year (including undistributed net investment income of $0 and $9,219, respectively)	$654,893,932	$116,939,096

Shares sold	24,888,635	9,847,266
Shares issued in reinvestment of distributions	149,716	79,075
Shares redeemed	(4,541,214)	(3,896,407)

Net increase in shares outstanding	20,497,137	6,029,934

See accompanying Notes to Financial Statements	Dodge & Cox International Stock Fund / 6

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox International Stock Fund (the “Fund”) is a separate series of Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s predecessor, Dodge & Cox International Equity Fund, L.L.C. (the “LLC”), was organized on October 25, 1999 as a private investment company that converted into, and had the same investment manager as, the Fund. The Fund was capitalized on April 30, 2001 upon the transfer of assets from the LLC and commenced operations on May 1, 2001. The Fund seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using as a price the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Foreign securities are converted to U.S. dollars using prevailing exchange rates. Short-term securities are valued at amortized cost which approximates current value.

Foreign Currency Translation. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into forward foreign currency exchange contracts in order to reduce the exposure to changes in foreign currency exchange rates on the foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a series. Expenses which cannot be directly attributed are apportioned among all of the series in the Trust.

7 / Dodge & Cox International Stock Fund

Notes to Financial Statements (continued)

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes. Differences in classification may also result from the treatment of short-term gains and currency transaction gains as ordinary income for tax purposes. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or the results of operations.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net asset value to Dodge & Cox, investment manager of the Fund. For the fiscal years ending December 31, 2001 through 2005, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of expenses to average net assets at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days written notice for termination by either party.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid during the years ended December 31, 2003 and 2002 were characterized as follows for federal tax purposes:

	2003	2002

Ordinary income	$3,729,954	$1,402,142
	($0.14 per share)	($0.19 per share)
Long-term capital gain	none	none

At December 31, 2003, the tax basis components of accumulated undistributed income and net realized gain include no ordinary income or long-term capital gain. For federal tax purposes, the Fund had a capital loss carryforward of $2,392,608 as of December 31, 2003, which is available for offsetting capital gains realized in future periods, and which will expire in 2011 if not utilized. As permitted by federal tax law, the Fund elected to defer realized net capital losses and currency losses of $4,951,614 occurring between November 1, 2003 and December 31, 2003, and to treat those losses as arising in the fiscal year ending December 31, 2004. At December 31, 2003, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation of securities aggregated $100,400,558, of which $104,363,199 represented appreciated securities and $3,962,641 represented depreciated securities.

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $397,209,568 and $26,293,700, respectively.

Dodge & Cox International Stock Fund / 8

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Year Ended December 31,		May 1, 2001 through December 31,

	2003	2002	2001

Net asset value, beginning of period	$15.81	$18.42	$20.00

Income from investment operations:
Net investment income	0.14	0.13	0.14
Net realized and unrealized gain (loss)	7.67	(2.55)	(1.56)

Total from investment operations	7.81	(2.42)	(1.42)

Distributions to shareholders from:
Net investment income	(0.14)	(0.13)	(0.14)
Net realized gain	—	(0.06)	(0.02)

Total distributions	(0.14)	(0.19)	(0.16)

Net asset value, end of period	$23.48	$15.81	$18.42

Total return	49.42%	(13.11)%	(7.09)%

Ratios/supplemental data:
Net assets, end of period (millions)	$655	$117	$ 25
Ratio of expenses to average net assets	0.82%	0.90%	0.90%*
Ratio of expenses to average net assets, excluding reimbursement by investment manager	0.84%	1.03%	2.47%*
Ratio of net investment income to average net assets	1.53%	1.30%	1.74%*
Portfolio turnover rate	11%	12%	23%

*	Annualized

9 / Dodge & Cox International Stock Fund

Report of Independent Auditors

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox International Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 4, 2004

Special 2003 Tax Information (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2003, the Fund has elected to pass through to shareholders foreign source income of $5,998,491 and foreign taxes paid of $593,744.

The Fund designates $4,323,698 of its distributions paid to shareholders in 2003 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

Dodge & Cox International Stock Fund / 10

Dodge & Cox Funds—Officer & Trustee Information (unaudited)

Name (Age) and Address*	Position with Trust (Time Served)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees

Interested Trustees & Officers

Harry R. Hagey (62)	Chairman and Trustee (Trustee since 1975)	Chairman, Chief Executive Officer and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

John A. Gunn (60)	President and Trustee (Trustee since 1985)	President, Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee, Fixed Income Strategy Committee, and International Investment Policy Committee	—

Dana M. Emery (42)	Vice President and Trustee (Trustee since 1993)	Senior Vice President and Director of Dodge & Cox, Manager—Fixed Income, and member of Investment Policy Committee and Fixed Income Strategy Committee	—

A. Horton Shapiro (64)	Executive Vice President (Officer since 1985)	Senior Vice President and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee and Fixed Income Strategy Committee	—

Katherine Herrick Drake (49)	Vice President (Officer since 1993)	Vice President of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

Kenneth E. Olivier (51)	Vice President (Officer since 1992)	Executive Vice President (since 2002) and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

John M. Loll (37)	Treasurer and Assistant Secretary (Officer since 2000)	Vice President and Treasurer (since 2000) of Dodge & Cox; prior to 2000, Fund Administration and Accounting Manager, Dodge & Cox	—

Thomas M. Mistele (50)	Secretary and Assistant Treasurer (Officer since 2000)	Vice President, Secretary and General Counsel of Dodge & Cox	—

Independent Trustees

William F. Ausfahl (63)	Trustee (Since: 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—

L. Dale Crandall (62)	Trustee (Since: 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Executive Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care Inc. (managed healthcare) (2004-Present)

Thomas A. Larsen (54)	Trustee (Since: 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—

Will C. Wood (64)	Trustee (Since: 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present); Director, Dover Investment Corp. (real estate development) (1992-Present)

*	The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

Balanced Fund

Established 1931

73rd Annual Report

December 31, 2003

2003

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

One Sansome Street

35th Floor

San Francisco, California

94104-4443

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of December 31, 2003, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

12/03 BF AR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Balanced Fund had a total return of 24.4% for the year ended December 31, 2003, compared to the 18.5% return for the Combined Index1. Total returns for longer periods are listed on the following page. At year-end 2003 the Fund’s total net assets of $13.2 billion were invested in 64% stocks, 22% fixed-income securities and 14% cash equivalents.

The share price of the Fund rose from $60.75 at the end of 2002 to $73.04 on December 31, 2003. In addition, during the year, the Fund distributed income dividends of $1.66 per share, short-term capital gain of $0.31 per share, and long-term capital gain of $0.36 per share.

2003 Performance Review

Equity Portfolio

If asked in the beginning of the year, we would not have thought double-digit returns were likely for 2003. Instead, the equity portfolio had one of its best years in its history, and outperformed the S&P 500’s 2003 total return of 28.7%. Conclusion: Anticipating the market on a short-term basis has a huge error rate. The equity portfolio’s performance relative to the S&P 500 for 2003 should be considered in a longer-term context. Following the collapse of the technology bubble in second quarter of 2000, we identified a number of companies in the Technology, Media and Telecommunications sectors with attractive valuations, given our long-term outlook for their potential growth in profits and cash flow. Thus, we entered 2003 with a greater number of investments in companies that provide various technology products and services, well positioned for long-term growth, such as Avaya (up 428% in 2003) and Corning (up 215% in 2003). While stocks in every sector, except for Telecommunications Services, contributed to results in 2003, technology-related companies were the strongest contributors to the portfolio’s performance. Only a handful of companies declined. Eastman Kodak, one of the stock market’s strongest performers in 2002, was the portfolio’s worst performer (down 24%) in 2003. AT&T and Schering-Plough also detracted from the Fund’s return, each with declines of 19% for the year.

Fixed-Income Portfolio

Our fixed-income investment philosophy—focusing on identifying undervalued securities through in-depth, fundamental research and building a diversified portfolio with an eye to longer-term (three-to-five years) return potential—guides us year-in and year-out. The fixed-income portfolio’s favorable relative performance this year (the portfolio outperformed the 4.1% return for the LBAG) came from a variety of sources. An overweight position in corporate securities made a significant contribution. Mirroring the corporate sector of the LBAG, the portfolio’s best performers were from lower-rated issuers. For example, the bonds of Xerox Corp., UnumProvident, and Dillard’s, Inc. each produced a total return of over 20%. National Energy & Gas Transmission, Inc. (formerly PG&E-National Energy Group), a Fund holding, filed for Chapter 11 bankruptcy protection in July. While the market price of this holding is still significantly below its cost, the security contributed positively to the Fund’s performance in 2003 as its market value recovered from distressed levels following the company’s interest payment default in November 2002.

The favorable relative performance—and resultant higher valuations—of many of the Fund’s corporate holdings led us to selectively trim corporate exposure over the course of the year. Outright sales included Eastman Chemical, Dana Corporation and Disney. We also trimmed positions in CIT Group and Xerox, while adding new positions in the debt of Schering-Plough, Boston Properties, Comcast and Amerada Hess. The net effect of the transaction activity reduced the fixed-income portfolio’s weighting in corporate bonds by 4.5% over the year. Importantly, we do not make these decisions on an aggregate, sector-wide basis. Rather, they are made on an individual, issuer-by-issuer basis, and trims or outright sales of specific corporate securities are made when the risk of owning the security, given our view of the company’s credit outlook, is no longer reflected in its price.

Strategy & Expected Returns

At the risk of looking like a stopped clock, we want to reiterate our caution about future equity returns. Over the next few years, we believe that there is a high probability that total returns for equities will be significantly lower (and possibly negative) than the past 20 years (13% annualized for the S&P 500). The S&P 500 is selling well above the average price-to-earnings ratio (P/E) in the postwar period, and net margins (a measure of earnings profitability) are at historically high levels. The market is anticipating sustained economic growth in the U.S. At the same time, many economies outside the United States may be in the early stages of surprisingly strong economic expansion in terms of length and magnitude. In spite of these prospects for worldwide economic growth, these historically high valuations give us pause.

Furthermore, given the fixed-income portfolio’s low starting yield, and the limited likelihood of substantial price gains to supplement earned income, our expectations for fixed-income returns in the coming years are substantially lower. The strong absolute and relative price appreciation from the corporate sector—which added substantially

1 / Dodge & Cox Balanced Fund

to fixed-income returns this year—is unlikely to continue at the same pace in 2004, given the higher valuations currently accorded corporate bonds. Given this outlook, we have lowered our allocation to fixed-income securities as a percentage of the total Balanced Fund (22%) due to the lower total return prospects for fixed-income securities. The Fund’s cash position at 14% reflects our cautious outlook for future fixed-income and equity returns.

In the equity portfolio, we continue to invest today as we always have. We research well established companies where we believe the prospects for long-term profit and cash flow growth are favorable. We invest when those prospects are not reflected in the company’s current price. Our team of 18 analysts uses a wide variety of resources, although we believe that no model or research service can replace meeting onsite with company management and conferring directly with their competitors, customers and suppliers. We buy each holding anticipating a three-to-five year investment.

The fixed-income strategy has remained constant as well. We continue to emphasize corporate and mortgage-backed securities in our efforts to maintain a well diversified, high average quality portfolio2 with a higher yield-to-maturity than that of the LBAG. Mortgages continue to play a defensive role in the portfolio by providing a regular and relatively stable source of cash flow. Due to our concerns about inflation and the current low level of interest rates, we continue to position the portfolio with a shorter duration than that of the LBAG.

In Closing

As we said at the start of this letter, twelve months ago thoughts of appreciation in excess of 20% for the Fund in 2003 were non-existent. The global economic world will continue to unfold in unforeseen ways. In this environment of continual change, our team at Dodge & Cox will do our best to uncover attractive investment values for the shareholders of the Dodge & Cox Balanced Fund.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

February 4, 2004

Ten Years of Investment Performance

through December 31, 2003 (in thousands)

Average annual total return for periods ended December 31, 2003

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	24.44%	11.39%	12.76%	13.50%
Combined Index	18.45	2.67	9.75	11.86
S&P 500	28.67	(0.56)	11.07	12.98
Lehman Brothers Aggregate Bond Index (LBAG)	4.11	6.62	6.95	9.37

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.
[2]	The Fund may invest in securities rated below AA. As of December 31, 2003, 40% of the Fund’s fixed-income portfolio was rated below AA. It is in the Fund’s policy to invest in investment-grade debt securities. Securities that are downgraded below investment grade subsequent to purchase may continue to be held by the Fund, if Dodge & Cox believes it advantageous to do so. As of December 31, 2003, 1.3% of the Fund was invested in securities rated below investment grade.

Dodge & Cox Balanced Fund / 2

Fund Information

December 31, 2003

General Information

Net Asset Value Per Share	$73.04
Total Net Assets (millions)	$13,196
30-Day SEC Yield1	1.84%
2003 Expense Ratio	0.54%
2003 Portfolio Turnover	19%
Fund Inception Date	1931

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 23 years, and by the Fixed-Income Strategy Committee, whose eleven members’ average tenure is 15 years.

Asset Allocation

Stock Portfolio (63.5% of Fund)
Number of Stocks	82
Median Market Capitalization	$12 billion
Price-to-Earnings Ratio2	16x
Price-to-Book Value	2.0x
Foreign Stocks[3] (% of Fund)	8.4%

Five Largest Sectors	% of Fund

Consumer Discretionary	13.4

Financials	12.2
Information Technology	8.6
Materials	6.8
Health Care	6.4

Ten Largest Stock Holdings	% of Fund

AT&T	1.8
Dow Chemical	1.7
Hewlett-Packard	1.6
Bank One	1.6
Xerox	1.6
HCA—The Healthcare Company	1.6
News Corp. Ltd., Pref. ADR (Australia)	1.4
Comcast	1.4
McDonald’s	1.4
Schering-Plough	1.4

Fixed-Income Portfolio (22.3% of Fund)
Number of Fixed-Income Securities	187
Average Quality[4]	AA–
Average Maturity	6.6 years
Effective Duration	3.8 years

Credit Quality Ratings[4]	% of Fund

U.S. Government & Government Agencies	13.1
Aaa/AAA	0.1
Aa/AA	0.1
A/A	1.1
Baa/BBB	6.6
Ba/BB	0.9
B/B and below	0.4

Sector Breakdown	% of Fund

U.S. Treasury and Government Agency	2.2
Mortgage-Backed Securities	11.0
Corporate	9.1

1	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
2	The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items.
3	All U.S. dollar-denominated.
4	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments

December 31, 2003

COMMON STOCKS: 62.1%

SHARES	MARKET VALUE

FINANCIALS: 12.2%
BANKS: 4.3%
4,600,600	Bank One Corp.	$209,741,354
1,512,700	Golden West Financial Corp.	156,095,513
2,876,400	Wachovia Corp.	134,011,476
1,260,750	Wells Fargo & Co.	74,245,567

		574,093,910
INSURANCE: 3.7%
2,477,000	Loews Corp.	122,487,650
2,992,200	St. Paul Companies, Inc.	118,640,730
1,751,500	Torchmark Corp.	79,763,310
1,094,612	Chubb Corp.	74,543,077
3,795,000	UNUMProvident Corp.	59,847,150
562,750	MBIA, Inc.	33,331,683

		488,613,600
DIVERSIFIED FINANCIALS: 2.4%
4,476,500	CIT Group, Inc.	160,930,175
2,470,200	Capital One Financial Corp.	151,398,558

		312,328,733
REAL ESTATE: 1.8%
5,234,800	Equity Office Properties Trust	149,977,020
2,800,600	Equity Residential Properties Trust	82,645,706

		232,622,726

		1,607,658,969
CONSUMER DISCRETIONARY: 12.0%
CONSUMER DURABLES & APPAREL: 3.7%
5,208,600	Sony Corp. ADR(b) (Japan)	180,582,162
8,346,300	Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	116,347,422
1,004,900	Whirlpool Corp.	73,005,985
2,616,100	Eastman Kodak Co.	67,155,287
1,107,900	VF Corp.	47,905,596

		484,996,452
RETAILING: 2.5%
5,034,350	May Department Stores Co.	146,348,555
2,429,250	Nordstrom, Inc.	83,323,275
3,552,400	Gap, Inc.	82,451,204
1,461,400	Dillard’s, Inc. Class A	24,054,644

		336,177,678
MEDIA: 2.3%
5,738,709	Comcast Corp.(a)	188,631,365
6,387,000	Time Warner Inc.(a)	114,902,130

		303,533,495
HOTELS, RESTAURANTS & LEISURE: 1.8%
7,592,950	McDonald’s Corp.	188,532,948
5,314,826	InterContinental Hotels Group PLC ADR(b) (United Kingdom)	50,862,885

		239,395,833

SHARES	MARKET VALUE
AUTOMOBILES & COMPONENTS: 0.9%
9,913,720	Delphi Automotive Systems Corp.	$101,219,081
730,830	Ford Motor Co.	11,693,280
42,000	Honda Motor Co. Ltd. ADR(b) (Japan)	945,000

		113,857,361
TRADING COMPANIES & DISTRIBUTORS: 0.8%
3,335,450	Genuine Parts Co.	110,736,940

		1,588,697,759

INFORMATION TECHNOLOGY: 8.6%
TECHNOLOGY HARDWARE & EQUIPMENT: 6.1%
9,165,355	Hewlett-Packard Co.	210,528,204
15,102,150	Xerox Corp.(a)	208,409,670
7,100,000	Motorola, Inc.	99,897,000
2,303,625	NCR Corp.(a)	89,380,650
2,955,550	Thermo Electron Corp.(a)	74,479,860
4,479,150	Avaya, Inc.(a)	57,960,201
1,677,600	Storage Technology Corp.(a)	43,198,200
1,688,700	Corning, Inc.(a)	17,613,141

		801,466,926
SOFTWARE & SERVICES: 2.5%
7,082,600	Electronic Data Systems	173,807,004
2,176,400	Computer Sciences Corp.(a)	96,262,172
6,937,800	Compuware Corp.(a)	41,904,312
827,300	BMC Software, Inc.(a)	15,429,145

		327,402,633

		1,128,869,559
MATERIALS: 6.8%
CHEMICALS: 4.7%
5,442,959	Dow Chemical Co.	226,263,806
4,178,800	Akzo Nobel N.V. ADR(b) (Netherlands)	159,630,160
2,102,600	Rohm and Haas Co.	89,802,046
1,654,300	Engelhard Corp.	49,546,285
3,434,000	Syngenta A.G. ADR(b) (Switzerland)	46,290,320
1,676,920	NOVA Chemicals Corp.(b) (Canada)	45,192,994
321,400	Lubrizol Corp.	10,451,928

		627,177,539
METALS AND MINING: 1.7%
1,115,400	Rio Tinto PLC ADR(b) (United Kingdom)	124,155,174
2,587,200	Alcoa, Inc.	98,313,600

		222,468,774
PAPER AND FOREST PRODUCTS: 0.4%
1,267,800	International Paper Co.	54,654,858

		904,301,171
HEALTH CARE: 6.4%
PHARMACEUTICALS & BIOTECHNOLOGY: 3.0%
10,623,550	Schering-Plough Corp.	184,743,535
2,285,492	Pfizer Inc.	80,746,432
2,435,400	Bristol-Myers Squibb Co.	69,652,440
1,266,500	Wyeth	53,762,925

		388,905,332

See accompanying Notes to Financial Statements

Dodge & Cox Balanced Fund / 4

Portfolio of Investments

December 31, 2003

COMMON STOCKS (continued)

SHARES	MARKET VALUE
HEALTH CARE EQUIPMENT & SERVICES: 3.4%
4,797,900	HCA—The Healthcare Company	$206,117,784
1,652,700	Cardinal Health, Inc.	101,079,132
918,300	WellPoint Health Networks, Inc.(a)	89,065,917
1,317,800	Becton, Dickinson & Co.	54,214,292

		450,477,125

		839,382,457
ENERGY: 5.9%
1,871,308	ChevronTexaco Corp.	161,662,298
3,410,900	Occidental Petroleum Corp.	144,076,416
2,124,900	ConocoPhillips	139,329,693
3,690,100	Unocal Corp.	135,906,383
2,984,100	Baker Hughes, Inc.	95,968,656
1,804,900	Amerada Hess Corp.	95,966,533

		772,909,979
INDUSTRIALS: 3.6%
TRANSPORTATION: 1.7%
1,730,150	FedEx Corp.	116,785,125
1,599,200	Union Pacific Corp.	111,112,416

		227,897,541
CAPITAL GOODS: 1.1%
1,840,300	Fluor Corp.	72,949,492
2,458,700	Masco Corp.	67,392,967

		140,342,459
COMMERCIAL SERVICES & SUPPLIES: 0.8%
2,036,500	R.R. Donnelley & Sons Co.	61,400,475
1,203,150	Pitney Bowes, Inc.	48,871,953

		110,272,428

		478,512,428
TELECOMMUNICATION SERVICES: 3.1%
11,973,280	AT&T Corp.	243,057,584
21,213,500	AT&T Wireless Services, Inc.(a)	169,495,865

		412,553,449
UTILITIES: 1.9%
4,914,600	Duke Energy Corp.	100,503,570
2,368,880	American Electric Power Co., Inc.	72,274,529
1,686,100	TXU Corp.	39,994,292
1,357,300	Scottish Power PLC ADR(b) (United Kingdom)	36,891,414

		249,663,805
CONSUMER STAPLES: 1.6%
FOOD, BEVERAGE AND TOBACCO: 1.6%
2,370,000	Unilever N.V.(b) (Netherlands)	153,813,000
3,537,195	Archer Daniels Midland Co.	53,836,108

		207,649,108

Total Common Stocks (cost $6,280,122,963)		8,190,198,684

PREFERRED STOCKS: 1.4%

SHARES	MARKET VALUE
CONSUMER DISCRETIONARY: 1.4%
MEDIA: 1.4%
6,257,900	News Corp. Ltd., Preferred Limited Voting Ordinary Shares ADR(b) (Australia)	$189,301,475

Total Preferred Stocks (cost $130,935,524)		189,301,475

FIXED-INCOME SECURITIES: 22.3%
PAR VALUE		MARKET VALUE

U.S. TREASURY AND GOVERNMENT AGENCY: 2.2%
U.S. TREASURY: 1.4%
$30,843,076	U.S. Treasury Inflation-Indexed Notes, 3.00%, 7/15/12	$33,623,764
38,000,000	U.S. Treasury Notes, 3.00%, 1/31/04	38,059,356
75,000,000	U.S. Treasury Notes, 3.375%, 4/30/04	75,591,825
26,515,000	U.S. Treasury Notes, 7.25%, 8/15/04	27,519,680
8,500,000	U.S. Treasury Notes, 3.50%, 11/15/06	8,785,881

		183,580,506
GOVERNMENT AGENCY: 0.8%
4,935,000	Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds, 9.75%, 11/15/14	6,130,208
9,000,000	Federal Home Loan Mtge. Corp., 6.25%, 7/15/32	9,787,608
9,827,204	Govt. Small Business Admin. 504 Series 00-20 I, 7.21%, 9/1/20	11,037,968
15,302,874	Govt. Small Business Admin. 504 Series 01-20G, 6.625%, 7/1/21	16,806,103
26,150,000	Govt. Small Business Admin. 504 Series 03-20J, 4.92%, 10/1/23	26,109,331
4,770,430	Govt. Small Business Admin. 504 Series 96-20L, 6.70%, 12/1/16	5,203,956
8,181,640	Govt. Small Business Admin. 504 Series 97-20F, 7.20%, 6/1/17	9,076,907
10,025,746	Govt. Small Business Admin. 504 Series 97-20I, 6.90%, 9/1/17	11,037,482
11,884,319	Govt. Small Business Admin. 504 Series 98-20D, 6.15%, 4/1/18	12,791,095
6,332,906	Govt. Small Business Admin. 504 Series 98-20I, 6.00%, 9/1/18	6,787,468

		114,768,126

		298,348,632
MORTGAGE BACKED SECURITIES: 11.0%
FEDERAL AGENCY CMO AND REMIC(c): 2.4%
3,280,285	Federal Home Loan Mtge. Corp., 7.25%, 4/15/07	3,361,025
5,625,214	Federal Home Loan Mtge. Corp., 6.50%, 5/15/08	5,860,778
6,570,068	Federal Home Loan Mtge. Corp., 6.50%, 5/15/08	6,832,833

5 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments

December 31, 2003

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE

$15,720,560	Federal Home Loan Mtge. Corp., 6.50%, 10/15/08	$16,215,434
12,738,155	Federal Home Loan Mtge. Corp., 5.50%, 12/15/13	12,903,136
4,486,099	Federal Home Loan Mtge. Corp., 5.50%, 2/15/14	4,559,582
8,901,240	Federal Home Loan Mtge. Corp., 6.00%, 12/15/14	9,024,199
3,264,961	Federal Home Loan Mtge. Corp., 6.50%, 5/15/21	3,262,605
11,781,326	Federal Home Loan Mtge. Corp., 6.25%, 9/15/22	11,976,887
28,000,000	Federal Home Loan Mtge. Corp., 7.00%, 8/25/23	30,281,846
724,701	Federal Natl. Mtge. Assn., 5.00%, 1/1/06	737,440
2,850,874	Federal Natl. Mtge. Assn., 7.50%, 2/25/07	2,981,661
191,749	Federal Natl. Mtge. Assn., 6.50%, 4/1/09	199,507
20,000,000	Federal Natl. Mtge. Assn., 5.50%, 11/25/13	20,429,876
8,128,667	Federal Natl. Mtge. Assn., 7.00%, 6/17/22	8,321,001
16,052,863	Federal Natl. Mtge. Assn., 7.00%, 6/25/32	17,281,918
16,179,490	Federal Natl. Mtge. Assn., 7.50%, 2/25/41	17,665,981
17,957,331	Federal Natl. Mtge. Assn., 7.50%, 7/25/41	19,607,160
7,466,357	Federal Natl. Mtge. Assn., 7.00%, 9/25/41	8,056,669
16,915,860	Federal Natl. Mtge. Assn., 7.00%, 6/25/42	18,253,279
17,172,304	Federal Natl. Mtge. Assn., 7.00%, 6/25/42	18,529,997
35,776,083	Federal Natl. Mtge. Assn., 6.50%, 7/25/42	37,998,672
15,723,171	Federal Natl. Mtge. Assn., 7.00%, 7/25/42	16,966,292
21,945,608	Federal Natl. Mtge. Assn., 7.50%, 10/25/42	23,961,860
2,708,435	Veterans Affairs Vendee Mtge. Trust, 7.21%, 2/15/25	2,965,862
1,791,254	Veterans Affairs Vendee Mtge. Trust, 8.793%, 6/15/25	2,006,648

		320,242,148

FEDERAL AGENCY MORTGAGE PASS-THROUGH: 8.5%
1,889	Federal Home Loan Mtge. Corp., 7.50%, 7/1/06	1,879
5,196	Federal Home Loan Mtge. Corp., 7.25%, 1/1/08	5,327
14,025	Federal Home Loan Mtge. Corp., 7.50%, 2/1/08	14,707
200,945	Federal Home Loan Mtge. Corp., 8.00%, 2/1/08	212,914
3,263,837	Federal Home Loan Mtge. Corp., 7.00%, 5/1/08	3,465,033
4,890,169	Federal Home Loan Mtge. Corp., 7.00%, 12/1/08	5,169,177
1,596,441	Federal Home Loan Mtge. Corp., 6.50%, 2/1/09	1,680,048
3,722,928	Federal Home Loan Mtge. Corp., 7.00%, 8/1/09	3,973,639
4,470,958	Federal Home Loan Mtge. Corp., 6.00%, 9/1/09	4,673,157

PAR VALUE		MARKET VALUE

$150,107	Federal Home Loan Mtge. Corp., 8.75%, 5/1/10	$161,123
862,613	Federal Home Loan Mtge. Corp., 8.00%, 11/1/10	916,398
7,204,438	Federal Home Loan Mtge. Corp., 6.00%, 9/1/12	7,569,523
14,858,344	Federal Home Loan Mtge. Corp., 6.50%, 3/1/13	15,766,092
10,822,954	Federal Home Loan Mtge. Corp., 6.00%, 10/1/13	11,367,382
15,419,599	Federal Home Loan Mtge. Corp., 6.00%, 4/1/14	16,195,253
11,941,998	Federal Home Loan Mtge. Corp., 6.50%, 7/1/14	12,652,407
2,646,035	Federal Home Loan Mtge. Corp., 7.00%, 4/1/15	2,803,295
8,547,863	Federal Home Loan Mtge. Corp., 6.00%, 9/1/15	8,977,816
10,301,212	Federal Home Loan Mtge. Corp., 6.00%, 5/1/16	10,820,412
106,732	Federal Home Loan Mtge. Corp., 8.25%, 2/1/17	114,094
56,045,014	Federal Home Loan Mtge. Corp., 6.00%, 5/1/17	58,806,532
8,649,001	Federal Home Loan Mtge. Corp., 6.50%, 8/1/17	9,161,890
31,014,896	Federal Home Loan Mtge. Corp., 6.50%, 12/1/17	32,854,090
45,202,962	Federal Home Loan Mtge. Corp., 6.00%, 2/1/18	47,430,256
29,118,485	Federal Home Loan Mtge. Corp., 6.50%, 3/1/18	30,845,222
15,182,358	Federal Home Loan Mtge. Corp., 6.50%, 9/1/18	16,082,677
2,752,432	Federal Home Loan Mtge. Corp., 7.75%, 7/25/21	2,971,420
1,168,494	Federal Home Loan Mtge. Corp., 8.50%, 1/1/23	1,258,823
1,374,189	Federal Home Loan Mtge. Corp., 7.47%, 3/17/23	1,473,800
10,289,667	Federal Natl. Mtge. Assn., 5.57%, 1/1/06	10,724,409
887,017	Federal Natl. Mtge. Assn., 7.50%, 9/1/07	935,293
1,430,452	Federal Natl. Mtge. Assn., 7.00%, 12/1/07	1,500,595
2,220,256	Federal Natl. Mtge. Assn., 7.00%, 12/1/07	2,343,563
1,354,027	Federal Natl. Mtge. Assn., 6.50%, 5/1/08	1,429,909
21,204,365	Federal Natl. Mtge. Assn., 5.965%, 10/1/08	23,071,622
3,606,027	Federal Natl. Mtge. Assn., 5.606%, 11/1/08	3,880,005
3,774,917	Federal Natl. Mtge. Assn., 6.50%, 11/1/08	3,973,592
1,970,872	Federal Natl. Mtge. Assn., 6.00%, 1/1/09	2,075,271
8,740,081	Federal Natl. Mtge. Assn., 6.041%, 1/1/09	9,541,108
439,344	Federal Natl. Mtge. Assn., 8.00%, 1/1/09	462,457
288,367	Federal Natl. Mtge. Assn., 7.50%, 8/1/10	307,286
2,737,157	Federal Natl. Mtge. Assn., 6.50%, 3/1/11	2,904,534
2,308,863	Federal Natl. Mtge. Assn., 7.00%, 7/1/11	2,437,091

See accompanying Notes to Financial Statements

Dodge & Cox Balanced Fund / 6

Portfolio of Investments

December 31, 2003

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE

$7,358,034	Federal Natl. Mtge. Assn., 6.50%, 8/1/11	$7,807,976
11,268,533	Federal Natl. Mtge. Assn., 5.863%, 1/1/12	12,248,930
10,847,306	Federal Natl. Mtge. Assn., 6.50%, 1/1/12	11,472,564
31,207,708	Federal Natl. Mtge. Assn., 6.017%, 4/1/12	33,912,455
6,393,485	Federal Natl. Mtge. Assn., 6.50%, 1/1/13	6,783,884
6,762,583	Federal Natl. Mtge. Assn., 6.50%, 1/1/13	7,175,451
20,868,547	Federal Natl. Mtge. Assn., 5.50%, 2/1/14	21,727,546
13,014,218	Federal Natl. Mtge. Assn., 6.00%, 3/1/14	13,682,001
35,044,431	Federal Natl. Mtge. Assn., 6.00%, 3/1/14	36,868,041
27,800,226	Federal Natl. Mtge. Assn., 5.50%, 9/1/14	28,944,549
14,745,729	Federal Natl. Mtge. Assn., 5.50%, 8/1/15	15,352,698
21,530,085	Federal Natl. Mtge. Assn., 5.50%, 8/1/15	22,416,315
5,719,734	Federal Natl. Mtge. Assn., 6.50%, 8/1/15	6,068,003
9,700,366	Federal Natl. Mtge. Assn., 7.50%, 9/1/15	10,387,639
18,397,585	Federal Natl. Mtge. Assn., 7.50%, 12/1/15	19,701,059
7,014,661	Federal Natl. Mtge. Assn., 7.50%, 1/1/16	7,511,652
10,317,107	Federal Natl. Mtge. Assn., 6.00%, 3/1/16	10,841,931
10,498,194	Federal Natl. Mtge. Assn., 6.00%, 7/1/16	11,023,367
36,509,738	Federal Natl. Mtge. Assn., 5.50%, 11/1/16	37,879,970
15,694,337	Federal Natl. Mtge. Assn., 5.50%, 12/1/16	16,283,355
10,943,970	Federal Natl. Mtge. Assn., 7.50%, 12/1/16	11,719,353
49,409,465	Federal Natl. Mtge. Assn., 6.50%, 6/1/17	52,424,568
18,633,417	Federal Natl. Mtge. Assn., 6.00%, 3/1/18	19,567,401
18,886,122	Federal Natl. Mtge. Assn., 6.00%, 3/1/18	19,832,772
22,177,046	Federal Natl. Mtge. Assn., 6.00%, 5/1/18	23,286,453
47,302,904	Federal Natl. Mtge. Assn., 6.00%, 5/1/18	49,673,921
18,215,712	Federal Natl. Mtge. Assn., 6.00%, 3/1/18	19,126,954
44,625,000	Federal Natl. Mtge. Assn., 5.50%, 4/1/18	46,206,064
50,000,000	Federal Natl. Mtge. Assn., 5.50%, 6/1/18	51,771,500
45,102,723	Federal Natl. Mtge. Assn., 6.50%, 11/1/18	47,841,360
572,116	Federal Natl. Mtge. Assn., 7.50%, 7/1/19	603,146
28,950,515	Federal Natl. Mtge. Assn., 6.50%, 1/1/22	30,409,780
3,283,571	Govt. Natl. Mtge. Assn., 7.50%, 1/15/08	3,479,176
6,824,477	Govt. Natl. Mtge. Assn., 6.50%, 7/15/09	7,290,204
952,782	Govt. Natl. Mtge. Assn., 7.97%, 4/15/20	1,047,336
862,034	Govt. Natl. Mtge. Assn., 7.97%, 5/15/20	947,582
615,123	Govt. Natl. Mtge. Assn., 7.97%, 8/15/20	676,168
773,338	Govt. Natl. Mtge. Assn., 7.97%, 8/15/20	850,084
1,006,356	Govt. Natl. Mtge. Assn., 7.97%, 10/15/20	1,106,226
852,751	Govt. Natl. Mtge. Assn., 7.97%, 1/15/21	936,686
10,379,064	Govt. Natl. Mtge. Assn., 7.50%, 11/15/24	11,211,060
5,157,292	Govt. Natl. Mtge. Assn., 7.50%, 10/15/25	5,565,900

		1,116,674,201
PRIVATE LABEL CMO AND REMIC(c): 0.1%
11,559,150	Union Planters Mortgage Finance Corp., 7.70%, 12/25/24	12,523,223

		1,449,439,572
CORPORATE: 9.1%
INDUSTRIAL: 5.9%
43,525,000	AOL Time Warner, Inc., 7.625%, 4/15/31	50,217,752
10,000,000	AOL Time Warner, Inc., 7.70%, 5/1/32	11,671,060
38,300,000	AT&T Corp., 8.05%, 11/15/11	44,082,534
48,145,000	AT&T Corp., 8.75%, 11/15/31	56,260,466
12,930,000	Amerada Hess Corp., 6.65%, 8/15/11	14,012,862

PAR VALUE		MARKET VALUE

$6,375,000	Amerada Hess Corp., 7.875%, 10/1/29	$6,994,516
17,000,000	American Home Products Corp., 6.70%, 3/15/11	19,199,239
36,265,000	Comcast Corp., 5.30%, 1/15/14	36,144,564
25,275,000	Dillard’s, Inc., 7.375%, 6/1/06	26,159,625
3,500,000	Dillard’s, Inc., 7.13%, 8/1/18	3,456,250
28,975,000	Ford Motor Credit Co., 6.50%, 1/25/07	30,864,865
52,500,000	Ford Motor Credit Co., 7.25%, 10/25/11	56,939,610
12,750,000	GMAC, 7.75%, 1/19/10	14,452,865
35,630,000	GMAC, 8.875%, 6/1/10, Putable 2005	41,701,637
15,000,000	GMAC, 6.875%, 9/15/11	16,156,905
27,750,000	HCA—The Healthcare Company, 8.75%, 9/1/10	33,042,896
5,926,000	HCA—The Healthcare Company, 7.875%, 2/1/11	6,758,668
20,000,000	HCA—The Healthcare Company, 6.25%, 2/15/13	20,472,140
16,250,000	HCA—The Healthcare Company, 6.75%, 7/15/13	17,233,109
21,185,000	Hewlett-Packard Co., 5.50%, 7/1/07	22,896,769
18,500,000	Lockheed Martin Corp., 7.65%, 5/1/16	22,475,983
8,500,000	Lockheed Martin Corp., 7.75%, 5/1/26	10,212,402
5,900,000	May Department Stores Co., 7.625%, 8/15/13	6,857,316
11,350,000	May Department Stores Co., 7.45%, 10/15/16	13,172,038
775,000	May Department Stores Co., 7.875%, 3/1/30	926,802
16,000,000	May Department Stores Co., 8.125%, 8/15/35, Callable 2015	18,551,776
10,440,000	May Department Stores Co., 7.875%, 8/15/36, Callable 2016	11,897,737
34,610,000	Raychem Corp., 8.20%, 10/15/08	39,109,300
35,000,000	Raytheon Co., 6.75%, 8/15/07	38,777,445
12,500,000	Schering-Plough Corp., 5.30%, 12/1/13	12,718,113
22,500,000	Time Warner Entertainment, 8.375%, 7/15/33	28,570,320
24,500,000	Wyeth, 5.50%, 3/15/13	24,940,044
10,000,000	Wyeth, 5.50%, 2/1/14	10,114,150
10,000,000	Xerox Corp., 7.20%, 4/1/16	10,225,000

		777,266,758
FINANCE: 2.6%
18,975,000	Bank One Capital III(d), 8.75%, 9/1/30	24,932,789
12,275,000	Bank One Corp., 6.50%, 2/1/06	13,324,341
14,550,000	BankAmerica Capital II(d), 8.00%, 12/15/26, Callable 2006	16,670,866
17,000,000	Boston Properties, Inc., 6.25%, 1/15/13	18,241,731
22,500,000	Boston Properties, Inc., 5.625%, 4/15/15	22,485,375
14,705,000	CIGNA Corp., 7.00%, 1/15/11	16,444,704
9,745,000	CIGNA Corp., 7.65%, 3/1/23	10,686,221
10,507,000	CIGNA Corp., 7.875%, 5/15/27	12,140,881
6,050,000	CIGNA Corp., 8.30%, 1/15/33, Step Coupon	7,122,332
6,000,000	CIT Group, Inc., 7.375%, 4/2/07	6,776,940
12,500,000	CIT Group, Inc., 5.75%, 9/25/07	13,487,450
12,480,000	Citicorp Capital Trust I(d), 7.933%, 2/15/27, Callable 2007	14,384,748

7 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments

December 31, 2003

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE

$20,055,000	EOP Operating Limited Partnership(e), 8.375%, 3/15/06	$22,456,285
23,500,000	EOP Operating Limited Partnership(e), 5.875%, 1/15/13	24,532,802
4,945,000	First Nationwide Bank, 10.00%, 10/1/06	5,810,924
16,880,000	Health Net, Inc., 8.375%, 4/15/11	20,282,518
3,350,000	Provident Companies, Inc., 7.25%, 3/15/28	3,344,938
25,150,000	Safeco Corp., 7.25%, 9/1/12	28,892,622
17,500,000	St. Paul Companies, Inc., 8.125%, 4/15/10	20,928,792
10,090,000	UNUMProvident Corp., 7.625%, 3/1/11	11,115,447
13,850,000	UNUMProvident Corp., 6.75%, 12/15/28	13,190,172
4,795,000	UNUMProvident Corp., 7.375%, 6/15/32	4,847,903

		332,100,781
TRANSPORTATION: 0.5%
5,180,858	Consolidated Rail Corp., 6.76%, 5/25/15, Callable 2005	5,502,226
12,740,000	Consolidated Rail Corp., 9.75%, 6/15/20	17,553,376
43,092,576	Union Pacific Corp., 6.33%, 1/2/20	45,961,680

		69,017,282
UTILITIES: 0.1%
25,000,000	National Energy & Gas Transmission, Inc.(f), 5/16/11	17,500,000

		1,195,884,821

Total Fixed-Income Securities (cost $2,796,974,943)		2,943,673,025

SHORT-TERM INVESTMENTS: 13.6%
PAR VALUE		MARKET VALUE

65,664,424	SSgA Prime Money Market Fund	65,664,424
410,040,000	State Street Repurchase Agreement, 0.65%, 1/2/04 (collateralized by U.S. Treasury securities, value $418,258,496)	410,040,000
275,000,000	U.S. Treasury Bills, 1/29/04	274,792,431
300,000,000	U.S. Treasury Bills, 3/18/04	299,387,081
225,000,000	U.S. Treasury Bills, 4/15/04	224,381,302
125,000,000	U.S. Treasury Bills, 5/13/04	124,524,340
100,000,000	U.S. Treasury Bills, 6/3/04	99,610,722
200,000,000	U.S. Treasury Bills, 6/24/04	199,046,667
100,000,000	U.S. Treasury Bills, 10/3/04	99,555,231

Total Short-Term Investments (cost $1,797,002,198)		1,797,002,198

TOTAL INVESTMENTS (cost $11,005,035,628)	99.4%	13,120,175,382
OTHER ASSETS LESS LIABILITIES	0.6	75,453,000

TOTAL NET ASSETS	100.0%	$13,195,628,382

(a)	Non-income producing
(b)	Foreign securities denominated in U.S. dollars
(c)	CMO: Collateralized Mortgage Obligation
REMIC: Real Estate Mortgage Investment Conduit
(d)	Cumulative Preferred Securities
(e)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.
(f)	Non-income producing—security in default. Company has filed for bankruptcy protection.

See accompanying Notes to Financial Statements

Dodge & Cox Balanced Fund / 8

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investments, at market value (identified cost $11,005,035,628)	$13,120,175,382
Receivable for investments sold	19,161,151
Receivable for paydowns on mortgage-backed securities	64,369
Receivable for Fund shares sold	53,338,822
Dividends and interest receivable	47,407,768
Prepaid expenses and other assets	93,735

13,240,241,227

Liabilities:
Payable for investments purchased	20,260,514
Payable for Fund shares redeemed	18,014,476
Management fees payable	5,434,536
Accounts payable	903,319

44,612,845

Net Assets	$13,195,628,382

Net Assets Consist of:
Paid in capital	$11,039,720,280
Accumulated undistributed net investment income	1,393,086
Accumulated undistributed net realized gain on investments	39,375,262
Net unrealized appreciation on investments	2,115,139,754

$13,195,628,382

Beneficial shares outstanding (par value $0.01 each, unlimited shares authorized)	180,671,701
Net asset value per share	$73.04
Statement of Operations

Year Ended December 31, 2003
Investment Income:
Dividends (net of foreign taxes of $2,161,358)	$148,005,783
Interest	157,156,396

305,162,179

Expenses:
Management fees (Note 2)	49,065,640
Custodian and fund accounting fees	247,500
Transfer agent fees	2,514,865
Professional fees	70,476
Shareholder reports	472,390
Registration fees	544,961
Trustees’ fees (Note 2)	28,500
Miscellaneous	113,170

53,057,502

Net Investment Income	252,104,677

Realized and Unrealized Gain on Investments:
Net realized gain on investments	158,794,795
Net unrealized appreciation on investments	1,867,447,020

Net realized and unrealized gain on investments	2,026,241,815

Net Increase in Net Assets from Operations	$2,278,346,492

Statement of Changes in Net Assets

	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$252,104,677	$219,335,589
Net realized gain	158,794,795	98,306,929
Net unrealized appreciation (depreciation)	1,867,447,020	(538,007,515)

Net increase (decrease) in net assets from operations	2,278,346,492	(220,364,997)

Distributions to Shareholders from:
Net investment income	(251,969,056)	(218,078,124)
Net realized gain	(120,968,603)	(108,348,437)

Total distributions	(372,937,659)	(326,426,561)

Beneficial Share Transactions:
Amounts received from sale of shares	4,675,775,405	3,837,314,449

Net asset value of shares issued in reinvestment of distributions	358,612,076	312,743,386

Amounts paid for shares redeemed	(1,629,097,670)	(1,758,597,569)

Net increase from beneficial share transactions	3,405,289,811	2,391,460,266

Total increase in net assets	5,310,698,644	1,844,668,708

Net Assets:
Beginning of year	7,884,929,738	6,040,261,030

End of year (including undistributed net investment income of $1,393,086 and $1,257,465, respectively)	$13,195,628,382	$7,884,929,738

Shares sold	70,653,951	60,354,580
Shares issued in reinvestment of distributions	5,274,758	5,060,173
Shares redeemed	(25,059,171)	(27,950,121)

Net increase in shares outstanding	50,869,538	37,464,632

9 / Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Balanced Fund (the “Fund”) is a separate series of Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at market, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the components of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a series. Expenses which cannot be directly attributed are apportioned among all of the series in the Trust.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the

Dodge & Cox Balanced Fund / 10

Notes to Financial Statements (continued)

underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or the results of operations.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net asset value to Dodge & Cox, investment manager of the Fund.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid during the years ended December 31, 2003 and 2002 were characterized as follows for federal tax purposes:

	2003	2002
Ordinary income	$308,364,981	$236,171,773
	($1.97 per share)	($2.03 per share)
Long-term capital gain	$64,572,678	$90,254,788
	($0.36 per share)	($0.73 per share)

At December 31, 2003, the tax basis components of accumulated undistributed income and net realized gain include $2,689,961 of ordinary income and $39,375,262 of long-term capital gain, which differ in total from amounts reported in the financial statements due to temporary differences between financial statement and tax treatments for defaulted fixed-income securities. At December 31, 2003, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $2,115,139,754, of which $2,280,622,774 represented appreciated securities and $165,483,020 represented depreciated securities.

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,371,481,873 and $969,677,864, respectively. For the year ended December 31, 2003, purchases and sales of U.S. government securities aggregated $1,234,524,482 and $668,517,276, respectively.

11 / Dodge & Cox Balanced Fund

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)			Year Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$60.75	$65.42	$63.42	$65.71	$65.22
Income from investment operations:
Net investment income	1.66	1.89	2.12	2.45	2.24
Net realized and unrealized gain (loss)	12.96	(3.80)	4.07	6.95	5.45

Total from investment operations	14.62	(1.91)	6.19	9.40	7.69

Distributions to shareholders from:
Net investment income	(1.66)	(1.88)	(2.14)	(2.47)	(2.22)
Net realized gain	(0.67)	(.88)	(2.05)	(9.22)	(4.98)

Total distributions	(2.33)	(2.76)	(4.19)	(11.69)	(7.20)

Net asset value, end of year	$73.04	$60.75	$65.42	$63.42	$65.71

Total return	24.44%	(2.94)%	10.06%	15.13%	12.06%

Ratios/supplemental data:
Net assets, end of year (millions)	$13,196	$7,885	$6,040	$4,909	$5,138
Ratio of expenses to average net assets	.54%	.53%	.53%	.53%	.53%
Ratio of net investment income to average net assets	2.57%	3.12%	3.28%	3.70%	3.18%
Portfolio turnover rate	19%	25%	21%	23%	17%

Dodge & Cox Balanced Fund / 12

Report of Independent Auditors

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Balanced Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 4, 2004

Special Tax Information (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $64,572,678 of its distributions paid to shareholders in 2003 as capital gain dividends (treated for federal income tax purposes in the hands of shareholders as long-term capital gain taxable at a maximum rate of 15%).

The Fund designates $129,248,638 of its distributions paid to shareholders in 2003 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 36% of its ordinary dividends (including short-term gains) paid to shareholders in 2003 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

13 / Dodge & Cox Balanced Fund

THIS PAGE INTENTIONALLY LEFT BLANK

Dodge & Cox Balanced Fund / 14

Dodge & Cox Funds—Officer & Trustee Information (unaudited)

Name (Age) and Address*	Position with Trust (Time Served)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees

Interested Trustees & Officers

Harry R. Hagey (62)	Chairman and Trustee (Trustee since 1975)	Chairman, Chief Executive Officer and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

John A. Gunn (60)	President and Trustee (Trustee since 1985)	President, Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee, Fixed Income Strategy Committee, and International Investment Policy Committee	—

Dana M. Emery (42)	Vice President and Trustee (Trustee since 1993)	Senior Vice President and Director of Dodge & Cox, Manager—Fixed Income, and member of Investment Policy Committee and Fixed Income Strategy Committee	—

A. Horton Shapiro (64)	Executive Vice President (Officer since 1985)	Senior Vice President and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee and Fixed Income Strategy Committee	—

Katherine Herrick Drake (49)	Vice President (Officer since 1993)	Vice President of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

Kenneth E. Olivier (51)	Vice President (Officer since 1992)	Executive Vice President (since 2002) and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

John M. Loll (37)	Treasurer and Assistant Secretary (Officer since 2000)	Vice President and Treasurer (since 2000) of Dodge & Cox; prior to 2000, Fund Administration and Accounting Manager, Dodge & Cox	—

Thomas M. Mistele (50)	Secretary and Assistant Treasurer (Officer since 2000)	Vice President, Secretary and General Counsel of Dodge & Cox	—

Independent Trustees

William F. Ausfahl (63)	Trustee (Since: 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—

L. Dale Crandall (62)	Trustee (Since: 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Executive Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care Inc. (managed healthcare) (2004-Present)

Thomas A. Larsen (54)	Trustee (Since: 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—

Will C. Wood (64)	Trustee (Since: 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present); Director, Dover Investment Corp. (real estate development) (1992-Present)

*	The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

Income Fund

Established 1989

15th Annual Report

December 31, 2003

2003

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the

Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts

02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

One Sansome Street

35th Floor

San Francisco, California

94104-4443

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views,

opinions and portfolio holdings

as of December 31, 2003, the end of

the reporting period. The information

provided is not a complete analysis of every

aspect of any industry, security or the Fund.

The Fund’s portfolio composition may change

depending on market and economic conditions.

Although historical performance is

no guarantee of future results, these

insights may help you understand

our investment management

philosophy.

12/03 IF AR        Printed on recycled paper

To Our Shareholders

The Dodge and Cox Income Fund posted a total return of 6.0% in 2003, outpacing the 4.1% return of the Lehman Aggregate Bond Index (LBAG). Total returns for longer periods are listed on the following page.

At year-end the Fund had total assets of $5.7 billion and a cash position of 6%. The Fund’s share price rose from $12.77 at the end of 2002 to $12.92 on December 31, 2003. During the year, the Fund distributed income dividends of $0.60 per share.

At this time last year we urged investors to temper their near-term return expectations for the Income Fund as the Fund was unlikely to match the double-digit annual returns of the 2000 to 2002 period. We would echo that same sentiment today. While interest rates are somewhat higher than a year ago, they remain quite low on an historical basis. Importantly, much of the uncertainty that clouded the economic outlook early last year—and drove bond prices higher—has cleared as economic growth has picked up amid contributions from both the consumer and business sectors.

2003 Recap—Strong Corporate Bond

Performance amid a Whipsaw in Interest Rates

Two broad themes dominated fixed-income markets in 2003. The first was a whipsaw in interest rates. Over the first half of the year rates dropped to generational lows (10-year Treasuries at a 3.11% yield) as geopolitical events, unimpressive economic growth and the potential for a destabilizing bout of deflation consumed the bond market. Sparked by a Federal Reserve Board statement discounting the risk of deflation, market direction changed abruptly in mid-June. Rates rose sharply (10-year Treasuries to a 4.57% yield) and bond prices fell through the rest of the summer as data signaling renewed economic vigor, both here and abroad, spurred a reassessment of economic prospects, future inflation, and the appropriate level for interest rates. Year-over-year, interest rates were higher by 25 to 50 basis points (one basis point equals 1/100 of 1%) across the U.S. Treasury maturity spectrum, save the absolute shortest (one-year and under) maturities.

The about-face in the level of interest rates—both its magnitude and pace—was particularly challenging for mortgage-backed security (MBS) investors. The extraordinarily low interest rates of the spring and early summer led to a cascade of prepayments on existing MBS, even those with historically low (6% and below) mortgage rates. Assumptions about the future rate of prepayments were commensurately high as well, and investors expected them to be short-maturity investments. Reflecting this, the duration1 of the mortgage-backed securities in the LBAG in May was calculated to be 0.6 years, an all-time low for the mortgage sector. When interest rates increased, expectations for future mortgage prepayments had to be quickly ratcheted back. This made the expected time to return of principal on many MBS significantly longer, leading to greater- than-anticipated price declines. By summer’s end the duration of the LBAG’s MBS had lengthened to over three years. This phenomenon is known as “extension risk.”

The second major theme of 2003 was the corporate bond sector, which delivered one of its best years of relative performance ever. The corporate sector of the LBAG returned 8.2% in 2003, far surpassing the 2.2% return of the LBAG’s Treasury sector. Lower-rated issuers led corporate securities higher: BBB-rated corporate issuers from the Index returned 11.8% while AAA-rated issuers returned only 3.6%. The strong performance of the sector could be attributed to historically attractive valuations at the start of the year, rising earnings, balance sheet de-leveraging and/or liquidity profile improvement, and growing investor confidence in the economic recovery.

Performance Commentary and Strategy

Our investment philosophy—focusing on identifying undervalued securities through in-depth, fundamental research and building a diversified portfolio with an eye to longer-term (three-to-five years) return potential—guides us year-in and year-out. The Fund’s favorable relative performance this year came from a variety of sources. An overweight position (37% at the beginning of the year vs. 26% for the LBAG) in corporate securities made a significant contribution. Mirroring the corporate sector of the LBAG, the Fund’s best performers were from lower-rated issuers; for example, the bonds of Xerox, UnumProvident, and Dillard’s, Inc. each produced a total return of over 20%. National Energy & Gas Transmission, Inc. (formerly PG&E-National Energy Group), a Fund holding, filed for Chapter 11 bankruptcy protection in July. While the market price of this holding is still significantly below its cost, the security contributed positively to the Fund’s performance in 2003 as its market value recovered from distressed levels following the company’s interest payment default in November 2002.

The favorable relative performance—and resultant higher valuations—of many of the Fund’s corporate holdings led us to selectively trim corporate exposure over the course of the year. Outright sales included the Fund’s holdings of Eastman Chemical, Dana Corp. and Disney. We also trimmed positions in CIT Group and Xerox, while adding new positions in the debt of Schering-Plough, Boston Properties, Comcast and Amerada Hess. The net effect of the transaction activity reduced the Fund’s weighting in corporate bonds by 5.3% over the year. Importantly, we do not make these decisions on an aggregate, sector-wide basis. Rather, they are made on an individual, issuer-by-issuer basis, and trims or outright sales of specific corporate securities are made when the risk of owning the security, given our research-intensive view of the company’s credit outlook, is no longer reflected in its price.

Our selection of specific mortgage securities was a boost to relative performance as well, particularly in the volatile market environment

1 / Dodge & Cox Income Fund

of last summer. Many of these U.S. Government or Government Agency-guaranteed holdings are backed by seasoned, higher coupon 15-year loans, previously delinquent mortgage loans, or call-protected multi-family housing loans. In this challenging environment, our long-held strategy of emphasizing these relatively stable mortgage cash flows, coupled with a focus on specific mortgage securities that would perform relatively well in a bond market sell-off, served the Fund well.

The Fund’s duration position positively impacted relative performance as well. We had been targeting a below-benchmark duration position for some time and, as rates fell to multi-decade lows in the spring and early summer, we reduced further the Fund’s duration. The lower portfolio duration and emphasis on mortgage securities with less extension risk combined to cushion the Fund from some of the negative effect of the subsequent rise in interest rates. In July alone, despite falling 2.3%, the Fund outperformed the LBAG, which lost 3.4%, by 1.1%.

Looking Forward

Given the Fund’s low starting yield, and the limited likelihood of substantial price gains to supplement earned income, our expectations for the Fund’s returns over the next two-to-three years are substantially lower than recent years’ performance. Further, the strong absolute and relative price appreciation from the corporate sector—which added substantially to fixed-income returns this year—is unlikely to continue at the same pace in 2004, given the higher valuations currently accorded corporate bonds. Given this outlook, we have positioned the Fund defensively and remain vigilant in seeking ways to add incremental return to Fund shareholders consistent with our investment philosophy and risk tolerance.

Thank you for the continued confidence you have placed in our firm as a shareholder of the Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman

A. Horton Shapiro, Executive Vice President

February 4, 2004

Ten Years of Investment Performance

through December 31, 2003 (in thousands)

Average annual total return for periods ended December 31, 2003

	1 Year	5 Years	10 Years

Dodge & Cox Income Fund	5.97%	7.29%	7.41%
Lehman Brothers Aggregate Bond Index (LBAG)	4.11	6.62	6.95

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

[1]	Duration is a measure of price sensitivity to changes in interest rates.

Dodge & Cox Income Fund / 2

Fund Information	December 31, 2003

General Information

Net Asset Value Per Share	$12.92
Total Net Assets (millions)	$5,697
30-Day SEC Yield[1]	3.53%
2003 Expense Ratio	0.45%
2003 Portfolio Turnover	41%
Fund Inception Date	1989

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose eleven members’ average tenure is 15 years, and by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 23 years.

Asset Allocation

Portfolio Characteristics	Fund	LBAG

Number of Fixed-Income Securities	246	6,766

Average Quality[2]	AA	AA+

Average Maturity (years)	5.7	7.6

Effective Duration (years)	3.5	4.5

Credit Quality Ratings[2]	Fund	LBAG

U.S. Government & Government Agencies	62.5%	69.4%

Aaa/AAA	0.6	7.1

Aa/AA	0.1	2.3

A/A	3.1	9.9

Baa/BBB	22.3	11.3

Ba/BB	2.5	0.0

B/B and below	3.3	0.0

Cash Equivalents	5.6	0.0

Sector Breakdown	Fund	LBAG

U.S. Treasury and Government Agency	23.8%	33.8%

Mortgage Backed Securities	38.7	35.6

Asset-Backed	0.5	4.3

Corporate	31.4	22.1

Non-Corporate Yankee	0.0	4.2

Cash Equivalents	5.6	0.0

Maturity Breakdown	Fund	LBAG

0-1 Years to Maturity	14.7%	0.0%

1-5	50.8	40.7

5-10	22.2	40.1

10-15	3.0	8.3

15-20	0.9	3.8

20-25	2.1	3.0

25 and Over	6.3	4.1

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

3 / Dodge & Cox Income Fund

Portfolio of Investments

December 31, 2003

FIXED-INCOME SECURITIES: 94.4%

PAR VALUE		MARKET VALUE

U.S. TREASURY AND GOVERNMENT AGENCY: 23.8%
U.S. TREASURY: 20.8%
$43,619,562	U.S. Treasury Inflation-Indexed Note, 3.375%, 1/15/12	$48,809,592
100,000,000	U.S. Treasury Notes, 3.375%, 4/30/04	100,789,100
250,000,000	U.S. Treasury Notes, 2.25%, 7/31/04	251,728,500
125,000,000	U.S. Treasury Notes, 6.75%, 5/15/05	134,003,875
350,000,000	U.S. Treasury Notes, 4.625%, 5/15/06	370,945,400
200,000,000	U.S. Treasury Notes, 6.625%, 5/15/07	226,351,600
50,000,000	U.S. Treasury Notes, 5.00%, 8/15/11	53,507,800

		1,186,135,867
GOVERNMENT AGENCY: 3.0%
1,410,693	Govt. Small Business Admin. 504 Series 91-20K, 8.25%, 11/1/11	1,520,158
2,124,931	Govt. Small Business Admin. 504 Series 92-20B, 8.10%, 2/1/12	2,285,415
1,979,047	Govt. Small Business Admin. 504 Series 92-20C, 8.20%, 3/1/12	2,134,492
1,646,102	Govt. Small Business Admin. 504 Series 92-20D, 8.20%, 4/1/12	1,778,485
4,131,206	Govt. Small Business Admin. 504 Series 92-20G, 7.60%, 7/1/12	4,431,666
1,956,151	Govt. Small Business Admin. 504 Series 92-20H, 7.40%, 8/1/12	2,096,490
2,792,729	Govt. Small Business Admin. 504 Series 92-20I, 7.05%, 9/1/12	2,983,250
3,483,308	Govt. Small Business Admin. 504 Series 92-20J, 7.00%, 10/1/12	3,723,070
4,185,651	Govt. Small Business Admin. 504 Series 92-20K, 7.55%, 11/1/12	4,515,886
1,746,823	Govt. Small Business Admin. 504 Series 92-20L, 7.45%, 12/1/12	1,884,906
2,798,957	Govt. Small Business Admin. 504 Series 93-20B, 7.00%, 2/1/13	2,998,060
3,227,957	Govt. Small Business Admin. 504 Series 93-20D, 6.75%, 4/1/13	3,453,690
3,795,391	Govt. Small Business Admin. 504 Series 93-20E, 6.55%, 5/1/13	4,052,096
3,418,176	Govt. Small Business Admin. 504 Series 93-20F, 6.65%, 6/1/13	3,660,519
5,309,111	Govt. Small Business Admin. 504 Series 93-20L, 6.30%, 12/1/13	5,679,290
2,707,181	Govt. Small Business Admin. 504 Series 94-20D, 7.70%, 4/1/14	2,975,308
6,552,517	Govt. Small Business Admin. 504 Series 94-20E, 7.75%, 5/1/14	7,217,142
4,070,160	Govt. Small Business Admin. 504 Series 94-20F, 7.60%, 6/1/14	4,477,114
3,041,755	Govt. Small Business Admin. 504 Series 94-20G, 8.00%, 7/1/14	3,352,975
2,968,340	Govt. Small Business Admin. 504 Series 94-20H, 7.95%, 8/1/14	3,274,801
5,317,791	Govt. Small Business Admin. 504 Series 94-20I, 7.85%, 9/1/14	5,866,355

PAR VALUE		MARKET VALUE

$2,946,988	Govt. Small Business Admin. 504 Series 94-20K, 8.65%, 11/1/14	$3,302,754
2,751,334	Govt. Small Business Admin. 504 Series 94-20L, 8.40%, 12/1/14	3,076,684
1,420,519	Govt. Small Business Admin. 504 Series 95-20A, 8.50%, 1/1/15	1,583,128
2,640,680	Govt. Small Business Admin. 504 Series 95-20C, 8.10%, 3/1/15	2,934,973
3,460,862	Govt. Small Business Admin. 504 Series 97-20E, 7.30%, 5/1/17	3,847,307
3,946,069	Govt. Small Business Admin. 504 Series 97-20J, 6.55%, 10/1/17	4,299,430
15,469,684	Govt. Small Business Admin. 504 Series 98-20C, 6.35%, 3/1/18	16,767,461
5,912,209	Govt. Small Business Admin. 504 Series 98-20H, 6.15%, 8/1/18	6,370,452
3,164,482	Govt. Small Business Admin. 504 Series 98-20L, 5.80%, 12/1/18	3,365,315
3,847,087	Govt. Small Business Admin. 504 Series 99-20C, 6.30%, 3/1/19	4,173,886
10,216,171	Govt. Small Business Admin. 504 Series 99-20G, 7.00%, 7/1/19	11,370,990
3,598,401	Govt. Small Business Admin. 504 Series 99-20I, 7.30%, 9/1/19	4,049,179
18,028,833	Govt. Small Business Admin. 504 Series 01-20G, 6.625%, 7/1/21	19,799,838
9,589,688	Govt. Small Business Admin. 504 Series 02-20 L, 5.10%, 12/1/22	9,729,926

		169,032,491

		1,355,168,358
MORTGAGE BACKED SECURITIES: 38.7%
FEDERAL AGENCY CMO AND REMIC(a): 12.2%
504,041	Federal Home Loan Mtge. Corp., 8.00%, 4/15/07	512,395
8,483,126	Federal Home Loan Mtge. Corp., 6.00%, 8/15/08	8,903,808
20,100,000	Federal Home Loan Mtge. Corp., 6.00%, 10/15/08	21,155,304
8,901,240	Federal Home Loan Mtge. Corp., 6.00%, 12/15/14	9,024,199
36,129,674	Federal Home Loan Mtge. Corp., 6.00%, 1/15/15	36,621,298
4,635,102	Federal Home Loan Mtge. Corp., 6.50%, 4/15/22	4,666,725
10,000,000	Federal Home Loan Mtge. Corp., 6.00%, 6/17/22	10,542,624
9,166,860	Federal Home Loan Mtge. Corp., 6.00%, 4/15/27	9,227,463
6,620,587	Federal Home Loan Mtge. Corp., 6.00%, 6/15/27	6,702,359
32,769,000	Federal Home Loan Mtge. Corp., 6.00%, 2/15/30	33,879,495

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 4

Portfolio of Investments

December 31, 2003

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE

MORTGAGE BACKED SECURITIES (continued)
$27,280,411	Federal Home Loan Mtge. Corp., 7.16%, 7/25/33	$29,577,608
4,606,889	Federal Natl. Mtge. Assn., 6.00%, 1/25/14	4,635,145
14,150,776	Federal Natl. Mtge. Assn., 6.00%, 7/25/14	14,320,036
22,853,442	Federal Natl. Mtge. Assn., 5.50%, 8/25/14	23,165,913
15,499,821	Federal Natl. Mtge. Assn., 6.00%, 9/25/14	15,710,950
7,062,924	Federal Natl. Mtge. Assn., 6.00%, 10/25/14	7,094,579
36,824,250	Federal Natl. Mtge. Assn., 5.50%, 11/25/14	37,777,718
8,680,636	Federal Natl. Mtge. Assn., 6.25%, 3/25/23	8,843,151
9,000,000	Federal Natl. Mtge. Assn., 6.00%, 6/25/23	9,514,364
17,562,890	Federal Natl. Mtge. Assn., 7.00%, 6/25/32	18,907,558
14,645,938	Federal Natl. Mtge. Assn., 7.50%, 7/25/41	16,050,117
25,572,111	Federal Natl. Mtge. Assn., 7.00%, 12/25/41	27,593,918
34,418,140	Federal Natl. Mtge. Assn., 6.50%, 6/25/42	36,831,712
13,809,296	Federal Natl. Mtge. Assn., 7.00%, 6/25/42	14,901,100
29,478,931	Federal Natl. Mtge. Assn., 7.00%, 6/25/42	31,809,624
29,472,128	Federal Natl. Mtge. Assn., 7.00%, 10/25/42	31,802,283
41,673,815	Federal Natl. Mtge. Assn., 6.50%, 12/25/42	44,262,801
61,897,237	Federal Natl. Mtge. Assn., 6.50%, 12/25/42	65,742,603
29,560,178	Federal Natl. Mtge. Assn., 7.50%, 12/25/42	32,362,203
7,908,629	Federal Natl. Mtge. Assn., 7.00%, 3/25/45	8,533,909
19,770,373	Govt. Natl. Mtge. Assn., 7.25%, 7/16/28	20,742,742
8,554,571	Veterans Affairs Vendee Mtge. Trust, 7.00%, 6/15/10	8,614,110
1,177,708	Veterans Affairs Vendee Mtge. Trust, 9.293%, 5/15/25	1,302,239
37,334,903	Veterans Affairs Vendee Mtge. Trust, 7.50%, 6/15/27	41,560,841
3,182,176	Veterans Affairs Vendee Mtge. Trust, 8.124%, 10/15/27	3,507,649

		696,400,543
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 26.5%
6,246	Federal Home Loan Mtge. Corp., 7.00%, 9/1/06	6,393
6,731	Federal Home Loan Mtge. Corp., 7.25%, 1/1/08	6,901
3,605	Federal Home Loan Mtge. Corp., 8.00%, 1/1/08	3,635
60,065	Federal Home Loan Mtge. Corp., 8.00%, 1/1/08	63,698
28,275	Federal Home Loan Mtge. Corp., 7.50%, 10/1/08	29,749
722,630	Federal Home Loan Mtge. Corp., 7.00%, 11/1/08	763,859
70,780	Federal Home Loan Mtge. Corp., 8.00%, 5/1/09	74,262
8,351	Federal Home Loan Mtge. Corp., 8.25%, 5/1/09	8,800
77,366	Federal Home Loan Mtge. Corp., 8.00%, 8/1/09	80,753
2,223,268	Federal Home Loan Mtge. Corp., 6.50%, 2/1/11	2,358,186

PAR VALUE		MARKET VALUE

$14,588,060	Federal Home Loan Mtge. Corp., 6.00%, 6/1/11	$15,327,310
3,343,157	Federal Home Loan Mtge. Corp., 6.00%, 7/1/11	3,512,028
3,713,934	Federal Home Loan Mtge. Corp., 7.00%, 12/1/11	3,961,879
1,906,625	Federal Home Loan Mtge. Corp., 7.00%, 3/1/12	2,033,913
4,954,887	Federal Home Loan Mtge. Corp., 6.50%, 4/1/12	5,255,571
4,494,878	Federal Home Loan Mtge. Corp., 6.50%, 6/1/12	4,762,211
3,605,621	Federal Home Loan Mtge. Corp., 6.00%, 4/1/13	3,786,995
2,285,580	Federal Home Loan Mtge. Corp., 6.00%, 5/1/13	2,400,552
47,895,285	Federal Home Loan Mtge. Corp., 5.50%, 11/1/13	49,851,137
4,172,920	Federal Home Loan Mtge. Corp., 6.00%, 12/1/13	4,383,800
21,859,364	Federal Home Loan Mtge. Corp., 6.00%, 12/1/13	22,958,958
12,473,083	Federal Home Loan Mtge. Corp., 6.00%, 4/1/14	13,100,517
30,089,749	Federal Home Loan Mtge. Corp., 5.50%, 7/1/14	31,318,494
19,974,973	Federal Home Loan Mtge. Corp., 6.50%, 7/1/14	21,163,251
2,435,002	Federal Home Loan Mtge. Corp., 6.50%, 11/1/14	2,579,856
9,064,757	Federal Home Loan Mtge. Corp., 6.00%, 2/1/15	9,520,743
40,126,987	Federal Home Loan Mtge. Corp., 6.50%, 5/1/16	42,502,376
17,356,912	Federal Home Loan Mtge. Corp., 5.50%, 10/1/16	17,997,889
68,912,089	Federal Home Loan Mtge. Corp., 6.00%, 5/1/17	72,307,608
27,481,442	Federal Home Loan Mtge. Corp., 6.50%, 5/1/17	29,111,101
38,572,252	Federal Home Loan Mtge. Corp., 6.50%, 6/1/17	40,859,600
68,305,555	Federal Home Loan Mtge. Corp., 6.00%, 8/1/17	71,677,267
16,150,373	Federal Home Loan Mtge. Corp., 6.50%, 8/1/17	17,108,096
10,126,113	Federal Home Loan Mtge. Corp., 6.50%, 12/1/17	10,726,595
57,375,697	Federal Home Loan Mtge. Corp., 6.50%, 12/1/17	60,778,096
38,037,172	Federal Home Loan Mtge. Corp., 6.00%, 1/1/18	39,914,770
6,144,300	Federal Home Loan Mtge. Corp., 7.90%, 2/17/21	6,660,326

5 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments

December 31, 2003

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE

FEDERAL AGENCY MORTGAGE PASS-THROUGH (continued)
$81,136,810	Federal Home Loan Mtge. Corp., 7.00%, 4/1/31	$86,274,393
8,896,541	Federal Natl. Mtge. Assn., 6.825%, 5/1/06	9,533,649
983,118	Federal Natl. Mtge. Assn., 7.50%, 9/1/07	1,036,624
1,955,873	Federal Natl. Mtge. Assn., 7.00%, 7/1/08	2,064,497
7,475,121	Federal Natl. Mtge. Assn., 5.90%, 12/1/08	8,114,910
2,491,894	Federal Natl. Mtge. Assn., 6.50%, 12/1/08	2,624,252
4,573,003	Federal Natl. Mtge. Assn., 5.50%, 6/1/09	4,761,411
1,783,997	Federal Natl. Mtge. Assn., 6.50%, 7/1/09	1,889,930
8,553,665	Federal Natl. Mtge. Assn., 6.503%, 7/1/09	9,543,717
501,033	Federal Natl. Mtge. Assn., 8.00%, 8/1/10	531,008
3,208,001	Federal Natl. Mtge. Assn., 7.00%, 12/1/10	3,430,081
44,689,455	Federal Natl. Mtge. Assn., 6.228%, 5/1/11	49,526,409
48,342,346	Federal Natl. Mtge. Assn., 6.13%, 10/1/11	53,330,018
2,201,019	Federal Natl. Mtge. Assn., 7.00%, 12/1/11	2,321,823
435,166	Federal Natl. Mtge. Assn., 8.00%, 1/1/12	470,792
29,728,081	Federal Natl. Mtge. Assn., 6.017%, 4/1/12	32,304,590
5,775,470	Federal Natl. Mtge. Assn., 6.50%, 11/1/12	6,070,149
1,556	Federal Natl. Mtge. Assn., 6.50%, 1/1/13	1,621
7,501,603	Federal Natl. Mtge. Assn., 6.00%, 4/1/13	7,886,523
9,139,517	Federal Natl. Mtge. Assn., 6.00%, 3/1/14	9,608,482
76,480,204	Federal Natl. Mtge. Assn., 6.00%, 3/1/14	80,460,010
7,126,565	Federal Natl. Mtge. Assn., 6.00%, 6/1/14	7,489,088
30,285,613	Federal Natl. Mtge. Assn., 5.50%, 9/1/14	31,532,241
65,329,394	Federal Natl. Mtge. Assn., 5.50%, 9/1/14	68,018,506
3,158,394	Federal Natl. Mtge. Assn., 7.50%, 11/1/14	3,381,560
11,796,583	Federal Natl. Mtge. Assn., 5.50%, 8/1/15	12,282,159
22,253,610	Federal Natl. Mtge. Assn., 5.50%, 8/1/15	23,169,621
6,325,913	Federal Natl. Mtge. Assn., 7.15%, 10/1/15	7,235,199
15,590,833	Federal Natl. Mtge. Assn., 6.00%, 7/1/16	16,370,765
24,482,370	Federal Natl. Mtge. Assn., 5.50%, 7/1/17	25,401,208
45,528,587	Federal Natl. Mtge. Assn., 6.00%, 11/1/17	47,806,157
13,483,512	Federal Natl. Mtge. Assn., 6.00%, 1/1/18	14,158,026
49,922,292	Federal Natl. Mtge. Assn., 6.00%, 2/1/18	52,424,603
30,774,830	Federal Natl. Mtge. Assn., 6.00%, 3/1/18	32,317,391
44,604,869	Federal Natl. Mtge. Assn., 6.00%, 4/1/18	46,837,189
47,388,389	Federal Natl. Mtge. Assn., 5.50%, 2/1/18	49,067,360
45,110,000	Federal Natl. Mtge. Assn., 6.50%, 11/1/18	47,849,079
341,243	Federal Natl. Mtge. Assn., 8.00%, 8/1/22	364,848
366,543	Govt. Natl. Mtge. Assn., 7.25%, 2/15/06	374,473
3,180,641	Govt. Natl. Mtge. Assn., 7.00%, 4/15/09	3,414,921
3,520,700	Govt. Natl. Mtge. Assn., 6.50%, 7/15/09	3,760,965
1,512,799	Govt. Natl. Mtge. Assn., 7.50%, 9/15/17	1,632,327
580,459	Govt. Natl. Mtge. Assn., 7.80%, 6/15/20	636,265
405,086	Govt. Natl. Mtge. Assn., 7.80%, 7/15/20	444,031
440,950	Govt. Natl. Mtge. Assn., 7.80%, 7/15/20	483,343
1,134,150	Govt. Natl. Mtge. Assn., 7.80%, 8/15/20	1,243,188
572,347	Govt. Natl. Mtge. Assn., 7.80%, 9/15/20	627,373
412,401	Govt. Natl. Mtge. Assn., 7.80%, 10/15/20	452,050
503,244	Govt. Natl. Mtge. Assn., 7.80%, 11/15/20	551,625
602,800	Govt. Natl. Mtge. Assn., 7.80%, 1/15/21	660,250
1,313,999	Govt. Natl. Mtge. Assn., 7.80%, 1/15/21	1,439,231
12,973,831	Govt. Natl. Mtge. Assn., 7.50%, 11/15/24	14,013,825

PAR VALUE		MARKET VALUE

$8,338,645	Govt. Natl. Mtge. Assn., 7.50%, 5/15/25	$9,000,981
6,637,770	Govt. Natl. Mtge. Assn., 7.00%, 5/15/28	7,120,568

		1,512,302,480

		2,208,703,023
ASSET-BACKED SECURITIES: 0.5%
14,479,210	CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7, 6.42%, 9/25/08	15,400,411
11,575,681	CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6, 6.38%, 9/25/08	12,328,491

		27,728,902
CORPORATE: 31.4%
INDUSTRIAL: 22.2%
39,275,000	AOL Time Warner, Inc., 7.625%, 4/15/31	45,314,238
37,680,000	AOL Time Warner, Inc., 7.70%, 5/1/32	43,976,554
53,335,000	AT&T Corp., 8.05%, 11/15/11	61,387,518
81,185,000	AT&T Corp., 8.75%, 11/15/31	94,869,787
18,470,000	Amerada Hess Corp., 6.65%, 8/15/11	20,016,826
10,470,000	Amerada Hess Corp., 7.875%, 10/1/29	11,487,464
25,175,000	American Home Products Corp., 6.70%, 3/15/11	28,431,814
55,000,000	Comcast Corp., 5.30%, 1/15/14	54,817,345
5,000,000	Dillard’s, Inc., 7.375%, 6/1/06	5,175,000
3,300,000	Dillard’s, Inc., 6.625%, 11/15/08	3,366,000
20,365,000	Dillard’s, Inc., 7.13%, 8/1/18	20,110,438
13,150,000	Dillard’s, Inc., 7.75%, 7/15/26	13,150,000
2,075,000	Dillard’s, Inc., 7.00%, 12/1/28	1,909,000
30,000,000	Ford Motor Credit Co., 5.80%, 1/12/09	30,895,590
10,000,000	Ford Motor Credit Co., 7.375%, 10/28/09	10,981,610
74,485,000	Ford Motor Credit Co., 7.25%, 10/25/11	80,783,750
5,525,000	GMAC, 7.75%, 1/19/10	6,262,908
36,425,000	GMAC, 8.875%, 6/1/10, Putable 2005	42,632,111
51,150,000	GMAC, 6.875%, 9/15/11	55,095,046
9,000,000	General Electric Co., 5.00%, 2/1/13	9,102,015
54,450,000	HCA—The Healthcare Company, 8.75%, 9/1/10	64,835,521
21,500,000	HCA—The Healthcare Company, 7.875%, 2/1/11	24,520,986
1,750,000	HCA—The Healthcare Company, 6.25%, 2/15/13	1,791,312
15,000,000	HCA—The Healthcare Company, 6.75%, 7/15/13	15,907,485
35,620,000	Hewlett-Packard Co., 5.50%, 7/1/07	38,498,132
15,000,000	Lockheed Martin Corp., 7.65%, 5/1/16	18,223,770
10,645,000	Lockheed Martin Corp., 7.75%, 5/1/26	12,789,531
5,000,000	May Department Stores Co., 8.00%, 7/15/12	5,937,220
7,105,000	May Department Stores Co., 7.625%, 8/15/13	8,257,836

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 6

Portfolio of Investments

December 31, 2003

FIXED-INCOME SECURITIES (continued)

PAR VALUE		MARKET VALUE

CORPORATE (continued)
$12,500,000	May Department Stores Co., 7.60%, 6/1/25	$14,339,238
16,990,000	May Department Stores Co., 8.75%, 5/15/29	21,953,866
26,905,000	May Department Stores Co., 7.875%, 3/1/30	32,174,963
7,725,000	May Department Stores Co., 7.875%, 8/15/36, Callable 2016	8,803,642
30,276,000	Raychem Corp., 8.20%, 10/15/08	34,211,880
11,515,000	Raytheon Co., 6.75%, 8/15/07	12,757,779
5,100,000	Raytheon Co., 6.15%, 11/1/08	5,549,519
10,050,000	Raytheon Co., 6.55%, 3/15/10	11,086,919
15,200,000	Raytheon Co., 7.20%, 8/15/27	16,621,079
2,350,000	Raytheon Co., 7.00%, 11/1/28	2,517,764
20,000,000	Schering-Plough Corp., 5.30%, 12/1/13	20,348,980
14,352,000	Time Warner Entertainment, 8.375%, 3/15/23	17,783,778
36,000,000	Time Warner Entertainment, 8.375%, 7/15/33	45,712,512
25,000,000	Wyeth, 5.50%, 3/15/13	25,449,025
35,000,000	Wyeth, 5.50%, 2/1/14	35,399,525
15,000,000	Xerox Corp., 7.15%, 8/1/04	15,337,500
41,500,000	Xerox Corp., 9.75%, 1/15/09	48,555,000
44,825,000	Xerox Corp., 7.125%, 6/15/10	47,962,750
17,346,000	Xerox Corp., 7.20%, 4/1/16	17,736,285

		1,264,828,811
FINANCE: 7.7%
18,955,000	Bank One Capital III(b), 8.75%, 9/1/30	24,906,510
12,775,000	Bank One Corp., 7.625%, 8/1/05	13,904,297
7,425,000	BankAmerica Capital II(b), 8.00%, 12/15/26, Callable 2006	8,507,298
30,250,000	Boston Properties, Inc., 6.25%, 1/15/13	32,459,551
28,020,000	Boston Properties, Inc., 5.625%, 4/15/15	28,001,787
12,115,000	CIGNA Corp., 7.00%, 1/15/11	13,548,289
10,325,000	CIGNA Corp., 6.375%, 10/15/11	11,171,258
1,090,000	CIGNA Corp., 7.65%, 3/1/23	1,195,278
25,865,000	CIGNA Corp., 7.875%, 5/15/27	29,887,111
17,550,000	CIT Group, Inc., 7.375%, 4/2/07	19,822,549
15,360,000	CIT Group, Inc., 5.75%, 9/25/07	16,573,379
6,300,000	Citicorp Capital Trust I(b), 7.933%, 2/15/27, Callable 2007	7,261,531
10,085,000	Citicorp Capital Trust II(b), 8.015%, 2/15/27, Callable 2007	11,721,281
17,240,000	EOP Operating Limited Partnership(c), 6.80%, 1/15/09	19,336,177
9,500,000	EOP Operating Limited Partnership(c), 7.00%, 7/15/11	10,719,914
35,150,000	EOP Operating Limited Partnership(c), 5.875%, 1/15/13	36,694,807
4,015,000	First Nationwide Bank, 10.00%, 10/1/06	4,718,071
20,520,000	Health Net, Inc., 8.375%, 4/15/11	24,656,237

PAR VALUE		MARKET VALUE

$15,075,000	Safeco Corp., 4.875%, 2/1/10	$15,541,752
35,925,000	Safeco Corp., 7.25%, 9/1/12	41,271,071
13,750,000	St. Paul Companies, Inc., 7.875%, 4/15/05	14,758,714
20,300,000	UNUMProvident Corp., 7.625%, 3/1/11	22,363,089
27,400,000	UNUMProvident Corp., 7.375%, 6/15/32	27,702,304

		436,722,255
TRANSPORTATION: 1.3%
13,529,923	Burlington Northern Santa Fe Railway, 7.57%, 1/2/21	15,863,834
23,900,000	Consolidated Rail Corp., 9.75%, 6/15/20	32,929,803
6,578,102	Union Pacific Corp., 6.85%, 1/2/19	7,318,664
15,280,144	Union Pacific Corp., 6.70%, 2/23/19	17,120,790

		73,233,091
UTILITIES: 0.2%
17,980,000	National Energy & Gas Transmission, Inc.(d), 5/16/11	12,586,000

		1,787,370,157

Total Fixed-Income Securities (cost $5,175,810,239)		5,378,970,440

SHORT-TERM INVESTMENTS: 4.6%

28,113,402	SSgA Prime Money Market Fund	28,113,402
130,808,000	State Street Repurchase Agreement, 0.65%, 1/2/04 (collateralized by U.S. Treasury securities, value $133,430,143)	130,808,000
50,000,000	U.S. Treasury Bills, 1/22/04	49,972,875
50,000,000	U.S. Treasury Bills, 4/22/04	49,843,666

Total Short-Term Investments (cost $258,737,943)		258,737,943

TOTAL INVESTMENTS (cost $5,434,548,182)	99.0%	5,637,708,383
OTHER ASSETS LESS LIABILITIES	1.0	59,662,825

TOTAL NET ASSETS	100.0%	$5,697,371,208

(a)	CMO: Collateralized Mortgage Obligation
REMIC: Real Estate Mortgage Investment Conduit
(b)	Cumulative Preferred Securities
(c)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.
(d)	Non-income producing—security in default. Company has filed for bankruptcy protection.

7 / Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

December 31, 2003
Assets:
Investments, at market value (identified cost $5,434,548,182)	$5,637,708,383
Receivable for paydowns on mortgage-backed securities	12,553
Receivable for Fund shares sold	61,218,979
Interest receivable	55,798,201
Prepaid expenses and other assets	42,531

5,754,780,647

Liabilities:
Payable for investments purchased	46,564,731
Payable for Fund shares redeemed	8,331,169
Management fees payable	1,903,988
Accounts payable	609,551

57,409,439

Net Assets	$5,697,371,208

Net Assets Consist of:
Paid in capital	$5,513,595,184
Accumulated undistributed net investment income	1,203,958
Accumulated undistributed net realized loss on investments	(20,588,135)
Net unrealized appreciation on investments	203,160,201

$5,697,371,208

Beneficial shares outstanding (par value $0.01 each, unlimited shares authorized)	440,884,907
Net asset value per share	$12.92

Statement of Operations

Year Ended December 31, 2003
Investment Income:
Interest	$244,000,272

Expenses:
Management fees (Note 2)	18,668,249
Custodian and fund accounting fees	140,309
Transfer agent fees	1,195,226
Professional fees	70,284
Shareholder reports	234,567
Registration fees	338,526
Trustees’ fees (Note 2)	28,500
Miscellaneous	37,892

20,713,553

Net Investment Income	223,286,719

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(20,588,135)
Net unrealized appreciation on investments	62,935,604

Net realized and unrealized gain on investments	42,347,469

Net Increase in Net Assets from Operations	$265,634,188

Statement of Changes in Net Assets

	Year Ended December 31, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$223,286,719	$132,199,849
Net realized gain (loss)	(20,588,135)	14,419,864
Net unrealized appreciation	62,935,604	105,419,204

Net increase in net assets from operations	265,634,188	252,038,917

Distributions to Shareholders From:
Net investment income	(223,648,287)	(131,199,485)
Net realized gain	(593,265)	(14,116,782)

Total distributions	(224,241,552)	(145,316,267)

Beneficial Share Transactions:
Amounts received from sale of shares	3,580,059,774	2,446,118,217
Net asset value of shares issued in reinvestment of distributions	194,457,526	127,404,686
Amounts paid for shares redeemed	(1,523,141,066)	(787,759,403)

Net increase from beneficial share transactions	2,251,376,234	1,785,763,500

Total increase in net assets	2,292,768,870	1,892,486,150

Net Assets:
Beginning of year	3,404,602,338	1,512,116,188

End of year (including undistributed net investment income of $1,203,958 and $1,565,526, respectively)	$5,697,371,208	$3,404,602,338

Shares sold	277,328,740	195,529,467
Shares issued in reinvestment of distributions	15,095,798	10,145,746
Shares redeemed	(118,162,594)	(62,961,345)

Net increase in shares outstanding	174,261,944	142,713,868

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund / 8

Notes to Financial Statements

Note 1 — Organization and Significant Accounting Policies

Dodge & Cox Income Fund (the “Fund”) is a separate series of Dodge & Cox Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions and related investment income. Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a series. Expenses which cannot be directly attributed are apportioned among all of the series in the Trust.

Repurchase agreements. The Fund may enter into repurchase agreements secured by U.S. government securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Income taxes and distributions to shareholders. No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and continue to comply with requirements for regulated investment companies. Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Temporary differences between financial statement and tax treatments may occur when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax

9 / Dodge & Cox Income Fund

Notes to Financial Statements (continued)

purposes. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These adjustments have no impact on net assets or the results of operations.

Note 2 — Related Party Transactions

Management fees. Under a written agreement, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net asset value up to $100 million and 0.40% of the Fund’s average daily net asset value in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net asset value for the year.

Trustees’ fees. All officers and three of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 3 — Distributions Paid, Distributable Earnings and Investment Transactions

Distributions paid during the years ended December 31, 2003 and 2002 were characterized as follows for federal tax purposes:

	2003	2002

Ordinary income	$223,648,287	$137,069,137
	($0.60 per share)	($0.68 per share)
Long-term capital gain	$593,265	$8,247,130
	($0.00 per share)	($0.03 per share)

At December 31, 2003, the tax basis components of accumulated undistributed income and net realized gain include $2,136,671 of ordinary income and no long-term capital gain, which differ in total from amounts reported in the financial statements due to temporary differences between financial statement and tax treatments for defaulted fixed-income securities and capital losses. For federal tax purposes, the Fund had a capital loss carryforward of 14,093,589 as of December 31, 2003, which is available for offsetting capital gains realized in future periods, and which will expire in 2011 if not utilized. As permitted by federal tax law, the Fund elected to defer realized net capital losses of $6,494,546 occurring between November 1, 2003 and December 31, 2003, and to treat those losses as arising in the fiscal year ending December 31, 2004. At December 31, 2003, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $203,160,201, of which $214,538,073 represented appreciated securities and $11,377,872 represented depreciated securities.

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $809,503,354 and $385,105,338, respectively. For the year ended December 31, 2003, purchases and sales of U.S. government securities aggregated $3,101,030,292 and $1,414,407,485, respectively.

Dodge & Cox Income Fund / 10

Financial Highlights

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)			Year Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$12.77	$12.20	$11.80	$11.40	$12.25
Income from investment operations:
Net investment income	.60	.66	.74	.77	.72
Net realized and unrealized gain (loss)	.15	.62	.46	.41	(.82)

Total from investment operations	.75	1.28	1.20	1.18	(.10)

Distributions to shareholders from:
Net investment income	(.60)	(.66)	(.74)	(.78)	(.71)
Net realized gain	—	(.05)	(.06)	—	(.04)

Total distributions	(.60)	(.71)	(.80)	(.78)	(.75)

Net asset value, end of year	$12.92	$12.77	$12.20	$11.80	$11.40

Total return	5.97%	10.75%	10.32%	10.70%	(.81)%

Ratios/supplemental data:
Net assets, end of year (millions)	$5,697	$3,405	$1,512	$1,021	$974
Ratio of expenses to average net assets	.45%	.45%	.45%	.46%	.46%
Ratio of net investment income to average net assets	4.81%	5.67%	6.18%	6.67%	6.10%
Portfolio turnover rate	41%	31%	40%	34%	24%

11 / Dodge & Cox Income Fund

Report of Independent Auditors

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Income Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 4, 2004

Special 2003 Tax Information (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $593,265 of its distributions paid to shareholders in 2003 as capital gain dividends (treated for federal income tax purposes in the hands of shareholders as long-term capital gain taxable at a maximum rate of 20%).

Dodge & Cox Income Fund / 12

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13 / Dodge & Cox Income Fund

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Dodge & Cox Income Fund / 14

Dodge & Cox Funds—Officer & Trustee Information (unaudited)

Name (Age) and Address*	Position with Trust (Time Served)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees

Interested Trustees & Officers

Harry R. Hagey (62)	Chairman and Trustee (Trustee since 1975)	Chairman, Chief Executive Officer and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

John A. Gunn (60)	President and Trustee (Trustee since 1985)	President, Chief Investment Officer and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee, Fixed Income Strategy Committee, and International Investment Policy Committee	—

Dana M. Emery (42)	Vice President and Trustee (Trustee since 1993)	Senior Vice President and Director of Dodge & Cox, Manager—Fixed Income, and member of Investment Policy Committee and Fixed Income Strategy Committee	—

A. Horton Shapiro (64)	Executive Vice President (Officer since 1985)	Senior Vice President and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee and Fixed Income Strategy Committee	—

Katherine Herrick Drake (49)	Vice President (Officer since 1993)	Vice President of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

Kenneth E. Olivier (51)	Vice President (Officer since 1992)	Executive Vice President (since 2002) and Director of Dodge & Cox, Portfolio Manager, and member of Investment Policy Committee	—

John M. Loll (37)	Treasurer and Assistant Secretary (Officer since 2000)	Vice President and Treasurer (since 2000) of Dodge & Cox; prior to 2000, Fund Administration and Accounting Manager, Dodge & Cox	—

Thomas M. Mistele (50)	Secretary and Assistant Treasurer (Officer since 2000)	Vice President, Secretary and General Counsel of Dodge & Cox	—

Independent Trustees

William F. Ausfahl (63)	Trustee (Since: 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—

L. Dale Crandall (62)	Trustee (Since: 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Executive Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care Inc. (managed healthcare) (2004-Present)

Thomas A. Larsen (54)	Trustee (Since: 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—

Will C. Wood (64)	Trustee (Since: 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank) (1999-Present); Director, Dover Investment Corp. (real estate development) (1992-Present)

*	The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William F. Ausfahl and L. Dale Crandall, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent” for purposes of paragraph (a)(2) of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2003 and December 31, 2002 for professional services rendered by the registrant’s principal accountant were as follows:

	2003	2002
Audit Fees	$149,600	$134,600
Audit-Related Fees	16,000	—
Tax Fees	51,240	46,400
All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-related fees include assurance services relating to the registrant’s financial statements, specifically the performance of agreed-upon procedures in connection with the registrant’s semi-annual financial statements. Tax fees include amounts related to tax return preparation, compliance, and reviews.

(e)(1) The registrant’s audit committee has adopted policies and procedures (“Policies”) which require the registrant’s audit committee to pre-approve all audit and non-audit services provided to the registrant by its principal accountant, as well as all non-audit service provided by the principal accountant to the registrant’s investment adviser, if the services directly impact the registrant’s operations and controls. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s investment adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.

(e)(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser were $151,946 and $133,956, respectively.

(h) All non-audit services rendered in (g) were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2) Separate certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(b) A certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Harry R. Hagey

Harry R. Hagey Chairman – Principal Executive Officer

Date February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Harry R. Hagey

Harry R. Hagey Chairman – Principal Executive Officer

By	/s/ John M. Loll

John M. Loll Treasurer – Principal Financial Officer

Date February 27, 2004